EXHIBIT 99.1

Subject to Revision
Computational Materials Dated October 15, 2003



                                     [LOGO]
                                   EQUITY ONE
                                   ==========
                            a Popular, Inc. Company

          Equity One Mortgage Pass-Through Certificates, Series 2003-4

                                 $1,002,116,000
                                  (Approximate)

                                Equity One, Inc.
                               Seller and Servicer

                              Equity One ABS, Inc.
                                    Depositor


                                   DISCLAIMER

Attached are preliminary Computational Materials describing the structure, collateral pool and certain aspects of the Mortgage Pass-Through Certificates, Series 2003-4. The Computational Materials have been prepared by Wachovia Capital Markets, LLC based on information provided by Equity One, Inc. ("Equity One") for informational purposes only and are subject to modification or change. The information and assumptions contained herein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Wachovia Capital Markets, LLC does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Computational Materials. This cover sheet is not part of the Computational Materials.

A Registration Statement (including a base prospectus) relating to the Mortgage Pass-Through Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                                                                      [LOGO]
[LOGO]                                                             CREDIT|FIRST
WACHOVIA SECURITIES                                                SUISSE|BOSTON


   ------------- --------------- ---------- ---------------- ------------ ---------------- --------------------------------
                                                                                                  Expected Ratings
                                                                            Expected       -------------------------------
                    Expected     Interest      Principal     Expected WAL   Principal
      Class          Size(1)        Type          Type           (yrs)       Window(2)      S&P       Moody's      Fitch
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       AF-1        $235,000,000  Floating       Senior          0.89       11/03 - 07/05     AAA         Aaa        AAA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       AF-2         $51,000,000    Fixed        Senior          2.00       07/05 - 01/06     AAA         Aaa        AAA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       AF-3        $103,000,000    Fixed        Senior          3.00       01/06 - 02/08     AAA         Aaa        AAA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       AF-4         $31,000,000    Fixed        Senior          5.01       02/08 - 09/09     AAA         Aaa        AAA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       AF-5         $18,770,000    Fixed        Senior          7.25       09/09 - 12/11     AAA         Aaa        AAA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       AF-6         $48,752,000    Fixed     Senior - NAS       5.95       03/07 - 12/11     AAA         Aaa        AAA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       AV-1        $300,000,000  Floating       Senior          2.95       11/03 - 12/11     AAA         Aaa        AAA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       AV-2         $54,256,000  Floating       Senior          2.95       11/03 - 12/11     AAA         Aaa        AAA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       M-1          $65,138,000    Fixed       Mezzanine        5.41       01/07 - 12/11      AA         Aa2         AA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       M-2          $47,601,000    Fixed       Mezzanine        5.39       12/06 - 12/11      A          A2          A
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       M-3          $15,032,000    Fixed       Mezzanine        5.39       11/06 - 12/11      A-         A3          A-
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       M-4          $12,526,000    Fixed       Mezzanine        5.38       11/06 - 12/11     BBB+       Baa1        BBB+
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       B-1          $10,021,000  Floating     Subordinate       1.65       03/05 - 09/05     BBB        Baa2        BBB
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       B-2          $10,020,000  Floating     Subordinate       1.23       11/04 - 03/05     BBB-       Baa3        BBB-
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------



   ------------- --------------- ---------- ---------------- ------------ ---------------- --------------------------------
                                                                                                  Expected Ratings
                                                                            Expected       -------------------------------
                    Expected     Interest      Principal     Expected WAL   Principal
      Class          Size(1)        Type          Type           (yrs)       Window(2)      S&P       Moody's      Fitch
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       AF-1        $235,000,000  Floating       Senior          0.89       11/03 - 07/05     AAA         Aaa        AAA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       AF-2         $51,000,000    Fixed        Senior          2.00       07/05 - 01/06     AAA         Aaa        AAA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       AF-3        $103,000,000    Fixed        Senior          3.00       01/06 - 02/08     AAA         Aaa        AAA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       AF-4         $31,000,000    Fixed        Senior          5.01       02/08 - 09/09     AAA         Aaa        AAA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       AF-5         $18,770,000    Fixed        Senior          7.31       09/09 - 05/12     AAA         Aaa        AAA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       AF-6         $48,752,000    Fixed     Senior - NAS       5.95       03/07 - 03/12     AAA         Aaa        AAA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       AV-1        $300,000,000  Floating       Senior          3.48       11/03 - 09/21     AAA         Aaa        AAA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       AV-2         $54,256,000  Floating       Senior          3.48       11/03 - 09/21     AAA         Aaa        AAA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       M-1          $65,138,000    Fixed       Mezzanine        5.98       01/07 - 08/18      AA         Aa2         AA
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       M-2          $47,601,000    Fixed       Mezzanine        5.91       12/06 - 06/17      A          A2          A
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       M-3          $15,032,000    Fixed       Mezzanine        5.84       11/06 - 12/15      A-         A3          A-
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       M-4          $12,526,000    Fixed       Mezzanine        5.78       11/06 - 04/15     BBB+       Baa1        BBB+
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       B-1          $10,021,000  Floating     Subordinate       1.65       03/05 - 09/05     BBB        Baa2        BBB
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------
       B-2          $10,020,000  Floating     Subordinate       1.23       11/04 - 03/05     BBB-       Baa3        BBB-
   ------------- --------------- ---------- ---------------- ------------ ---------------- --------- ------------ ---------


(1)Subject to a permitted variance in the aggregate of plus or minus 5%.
(2)The "Last Scheduled Distribution Date" is expected to be the Distribution Date in October 2034.

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                                       2

Subject to Revision - Computational Materials Dated October 15, 2003

                                                                Structure
|X| A senior/subordinate structure whereby realized losses on the underlying mortgage loans will be allocated in the following order of priority: (i) to mortgage insurance, if applicable, (ii) to excess interest, (iii) to the overcollateralization amount described herein, (iv) to the Class B-2 Certificates, (v) to the Class B-1 Certificates, (vi) to the Class M-4 Certificates, (vii) to the Class M-3 Certificates, (viii) to the Class M-2 Certificates and (ix) to the Class M-1 Certificates.
|X| The pass-through rate on each class of Class AF Certificates is subject to the Class AF Cap described herein. The pass-through rate on the Class AV-1 Certificates is subject to the Class AV-1 Cap described herein. The pass-through rate on the Class AV-2 Certificates is subject to the Class AV-2 Cap described herein. Furthermore, each of the other classes of Offered Certificates is subject to the Subordinate Cap described herein.
|X| The pass-through rate on the Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates will increase by 0.50% per annum after the Optional Termination Date. The margin on the Class AV-1 and Class AV-2 Certificates, which will be set at pricing, will double after the Optional Termination Date.
|X| The Class M-1, Class M-2, Class M-3 and Class M-4 Certificates are not expected to receive principal distributions until the Stepdown Date, as defined herein, at the earliest. The Class B-1 and Class B-2 Certificates may receive principal distributions prior to the Stepdown Date only to the extent excess interest is available for such purpose.
|X| A reserve fund, funded from amounts paid under a yield maintenance agreement, will be established to support the Class AV-1 and Class AV-2 Certificates.

                                  Pricing Speed
                                  -------------

            Fixed Rate Mortgage Loans:      100% PPC assumes 22% HEP.
            Adjustable Rate Mortgage Loans: 100% PPC assumes 28% CPR.


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                                       3

Subject to Revision - Computational Materials Dated October 15, 2003

                          Wachovia Contacts
                          -----------------

Syndicate                       Phone              E-mail
---------                       -----              ------
Blake O'Connor                 (704) 715-7008      blake.oconnor@wachovia.com

Trading
-------
Chris Choka                    (704) 374-4203      chris.choka@wachovia.com

Residential Mortgage
--------------------
Bob Perret                     (704) 374-4868      robert.perret@wachovia.com
Sharvin Setoodeh               (704) 715-7632      sharvin.setoodeh@wachovia.com
Rob Baldwin                    (704) 715-8131      robert.baldwin@wachovia.com
Nathan Cahill                  (704) 715-7923      nathaniel.cahill@wachovia.com

Structuring
-----------
Serkan Erikci                  (704) 715-1263      serkan.erikci@wachovia.com


                       Rating Agency Contacts
                       ----------------------

S&P                             Phone              E-mail
---                             -----              ------
Steven Tencer                  (212) 438-2104      steve_tencer@sandp.com

Moody's
-------
Dana Skelton                   (212) 553-3664      dana.skelton@moodys.com

Fitch
-----
Jamie Moy                      (212) 908-0862      jamie.moy@fitchratings.com



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                                       4

Subject to Revision - Computational Materials Dated October 15, 2003

                                SUMMARY OF TERMS
                                ----------------

Title of Securities:          Equity  One  Mortgage  Pass-Through  Certificates,
                              Series 2003-4.

Trust:                        Equity One Mortgage Pass-Through Trust 2003-4.

Offered Certificates:         Class AF-1,  Class AF-2,  Class AF-3,  Class AF-4,
                              Class AF-5 and Class AF-6 Certificates (the "Class
                              AF  Certificates");  Class  AV-1  and  Class  AV-2
                              Certificates  (the  "Class  AV  Certificates"  and
                              together  with  the  Class  AF  Certificates,  the
                              "Senior  Certificates");  Class  M-1,  Class  M-2,
                              Class M-3 and Class M-4 Certificates (the "Class M
                              Certificates");   and  Class  B-1  and  Class  B-2
                              Certificates   (the  "Class  B  Certificates"  and
                              together  with  the  Class  M  Certificates,   the
                              "Subordinated Certificates").

Non-Offered Certificates:     Class R and Class X Certificates.

Seller:                       Equity One, Inc. and certain of its affiliates.

Servicer:                     Equity One, Inc.

Depositor:                    Equity One ABS, Inc.

Trustee & Custodian:          JPMorgan Chase Bank.

Rating Agencies:              Moody's  Investors  Service,   Inc.   ("Moody's"),
                              Standard and Poor's  Rating  Services  ("S&P") and
                              Fitch Ratings ("Fitch").

Co-Lead Underwriters:         Wachovia   Capital    Markets,    LLC   ("Wachovia
                              Securities")  and Credit  Suisse  First Boston LLC
                              ("Credit Suisse First Boston").

Closing Date:                 On or about October [31], 2003.

Registration:                 DTC,  Clearstream,  Luxembourg  and the  Euroclear
                              System.

Accrued Interest:             The Class AF-1,  Class AV-1, Class AV-2, Class B-1
                              and Class B-2 Certificates will settle with no accrued interest (settle flat) and the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6,
                              Class  M-1,  Class M -2,  Class  M-3 and Class M-4
                              Certificates will settle with accrued interest.

Distribution Date:            The 25th day of each month,  or if such day is not
                              a business day, the next succeeding business day, commencing in November 2003.

Record Date:                  With respect to the Class AF-1,  Class AV-1, Class
                              AV-2,  Class B-1 and Class B-2  Certificates,  the
                              Record  Date for the  first  Distribution  Date is
                              November  24,  2003   otherwise  it  is  the  last
                              business day prior to the applicable  Distribution
                              Date.

                              With respect to the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates, the Record Date for the first Distribution Date is the Closing Date otherwise it is the last business day in the month preceding the applicable Distribution Date.


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                                       5

Subject to Revision - Computational Materials Dated October 15, 2003

Payment Delay:                None for the Class AF-1,  Class AV-1,  Class AV-2,
                              Class B-1 and Class B-2 Certificates and 24 days for the Class AF-2, Class AF-3, Class AF-4, Class
                              AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates.

Day Count:                    With respect to the Class AF-1,  Class AV-1, Class
                              AV-2,  Class  B-1  and  Class  B-2   Certificates,
                              actual/360, and with respect to the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6,
                              Class  M-1,  Class  M-2,  Class  M-3 and Class M-4
                              Certificates, 30/360.

Trustee Fee:                  With  respect  to  each  Distribution   Date,  the
                              Trustee will be entitled to a Trustee Fee equal to 1/12 of 0.02% of the aggregate principal balance of the mortgage loans, plus any reimbursable amounts.

Servicing Fee:                With  respect  to  each  Distribution   Date,  the
                              Servicer will be entitled to a Servicing Fee equal
                              to  1/12  of  0.50%  of  the  aggregate  principal
                              balance   of  the   mortgage   loans,   plus   any
                              reimbursable amounts.

Optional Termination Date:    Any  Distribution  Date  on  or  after  which  the
                              aggregate principal balance of the mortgage loans declines to 10% or less of the aggregate principal balance of the mortgage loans as of the Cut-off
                              Date (the "Cut-off Date Pool Principal Balance").

Denomination:                 $25,000  minimum  and  multiples  of $1 in  excess
                              thereof.

ERISA Eligibility:            The  Offered  Certificates  may  be  purchased  by
                              employee benefit plans that are subject to ERISA, so long as certain conditions are met.

SMMEA: The Offered Certificates will not be "mortgage related securities" under SMMEA.


Tax Status:                   The Trust  will elect to be treated as one or more
                              real   estate   mortgage    investment    conduits
                              ("REMICs")  for federal  income tax purposes.  The
                              Offered  Certificates,  excluding  any  associated
                              rights to  receive  payments  from the Net WAC Cap
                              Account  (as  defined in the  related  pooling and
                              servicing  agreement) or the reserve fund, will be
                              designated  as  regular   interests  in  a  REMIC.
                              Certificateholders will include interest on the Offered Certificates as income in accordance with an accrual method of accounting.

Cut-off Date:                 Close of business on September 30, 2003.

Mortgage Loans:               The  mortgage  loan  pool  will  consist  of 7,157
                              closed-end,  fixed and adjustable  rate, first and
                              second  lien  mortgage  loans  with  an  aggregate
                              principal       balance      of      approximately
                              $1,002,116,603.27  as of  the  Cut-off  Date  (the
                              "Total Mortgage Loans").  The Total Mortgage Loans
                              will be divided into two loan  groups,  designated
                              as Group I and Group II.  Group I will  consist of
                              only fixed rate  first and second  lien  mortgages
                              loans. Group II consisting of only adjustable rate
                              first lien mortgages loans will be further divided
                              into two  subgroups,  designated  as Group IIA and
                              Group  IIB.  Group IIA will be  comprised  of only
                              adjustable  rate first lien,  conforming  mortgage
                              loans.   Group  IIB  will  be  comprised  of  both
                              conforming and non-conforming, adjustable rate first lien mortgage loans.

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                                       6

Subject to Revision - Computational Materials Dated October 15, 2003

                              Group I will be comprised of 4,818 fixed rate mortgage loans with an aggregate principal balance of approximately $647,859,837.73 as of the Cut-off Date (the "Group I Mortgage Loans"). Group II will be comprised of 2,339 adjustable rate mortgage loans with an aggregate principal balance of approximately $354,256,765.54 as of the Cut-off Date (the "Group II Mortgage Loans"). Group IIA will be comprised exclusively of 2,121 adjustable rate, conforming mortgage loans with an aggregate principal balance of approximately $300,000,305.47 as of the Cut-off Date (the "Group IIA Mortgage Loans"). Group IIB will be comprised exclusively of 218 adjustable rate, conforming and non-conforming mortgage loans with an aggregate principal balance of approximately $54,256,460.07 as of the Cut-off Date (the "Group IIB Mortgage Loans"). The Group IIA Mortgage Loans comply with agency loan balance limits. The Group IIB Mortgage Loans are a combination of mortgage loans that comply with agency loan balance limits and mortgage loans that do not comply with agency loan balance limits.

                              None of the mortgage loans are High Cost Mortgage Loans under the Home Ownership and Equity Protection Act of 1994 ("HOEPA"), or any comparable state law.

                              The Class AF Certificates represent primarily an interest in the Group I Mortgage Loans. The Class AV-1 Certificates represent primarily an interest in the Group IIA Mortgage Loans. The Class AV-2 Certificates represent primarily an interest in the Group IIB Mortgage Loans. The Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates represent an interest in the Group I Mortgage Loans and Group II Mortgage Loans.

                              The collateral information presented in these Computational Materials regarding the mortgage loan pool is approximate and is as of the Cut-off Date, unless indicated otherwise.

Servicer Advances:            The  Servicer  is  required  to advance  scheduled
                              principal and interest (net of the Servicing Fee) for any delinquent mortgage loan, but is not required to make any advance that it deems to be non-recoverable.

Collection Period:            With respect to any  Distribution  Date, means the
                              calendar month prior to the month in which such Distribution Date occurs.


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                                       7

Subject to Revision - Computational Materials Dated October 15, 2003


Credit Enhancement:           Credit  enhancement  will be  provided by mortgage
                              insurance, with respect to certain mortgage loans,
                              excess   interest,    overcollateralization    and
                              subordination. In addition, the Trust will include a yield maintenance agreement to cover basis risk shortfalls for the benefit of the Class AV-1 and Class AV-2 Certificates.

                              Mortgage Insurance. Approximately 43.20% of the Total Mortgage Loans are covered by a mortgage insurance policy issued by Mortgage Guaranty Insurance Corp. ("Mortgage Insurance Provider"). Each mortgage insurance policy provided by Mortgage Insurance Provider insures a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to approximately 80% of the original loan-to-value ratio of such mortgage loan.

                              Excess Interest. The weighted average mortgage interest rate on the mortgage loans is generally expected to be higher than the sum of (a) the
                              Servicing  Fee,  (b)  the  Trustee  Fee,  (c)  the
                              weighted average pass through rate on the certificates and (d) the mortgage insurance premium for any covered mortgage loans, resulting in excess interest. On each Distribution Date, excess interest generated during the related Collection Period will be available to cover losses and to build and maintain overcollateralization on such Distribution Date.

                              Overcollateralization. Excess interest from the related mortgage loans will be applied, to the extent available, to make accelerated payments of principal to the related certificates then entitled to receive payments of principal. Such application will cause the aggregate principal balance of those certificates to amortize more rapidly than the principal balance of the related
                              mortgage        loans,         resulting        in
                              overcollateralization.  Overcollateralization,  to
                              the extent it is  available  will be used to cover
                              losses      on      the      mortgage       loans.
                              Overcollateralization shall initially be zero and build to a target amount described in the paragraph below.

                              The "Targeted Overcollateralization Amount" means for any Distribution Date, (1) prior to the
                              Stepdown Date, the sum of (a) approximately [3.35]% of the Cut-off Date Pool Principal Balance, (b) the Class B-1 Early Distribution Amount and, (c) the Class B-2 Early Distribution Amount, and (2) on and after the Stepdown Date, the lesser of (a) the sum of (i) approximately [3.35]% of the Cut-off Date Pool Principal Balance, (ii) the Class B-1 Early Distribution Amount and (iii) the Class B-2 Early Distribution Amount and (b) the greater of (i) the excess of
                              (x) approximately [10.70]% of the aggregate principal balance of the mortgage loans as of the last day of the related due period over (y) the excess of (I) the certificate principal balance of the Class B-1 and Class B-2 Certificates as of the Closing Date over (II) the aggregate of distributions made in respect of principal to the Class B-1 and Class B-2 Certificates on all prior Distribution Dates and (ii) 0.50% of the Cut-off Date Pool Principal Balance.

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                                       8

Subject to Revision - Computational Materials Dated October 15, 2003

                              Subordination. The Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates are subordinate to and provide credit enhancement for the Senior Certificates. The Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates are subordinate to and provide credit enhancement for the Class M-1 Certificates. The Class M-3, Class M-4, Class B-1 and Class B-2 Certificates are subordinate to and provide credit enhancement for the Class M-2 Certificates. The Class M-4, Class B-1 and Class B-2 Certificates are subordinate to and provide credit enhancement for the Class M-3 Certificates. The Class B-1 and Class B-2 Certificates are subordinate to and provide credit enhancement for the Class M-4 Certificates. The Class B-2 Certificates are subordinate to and provide credit enhancement for the Class B-1 Certificates. The table below shows the expected credit support for each class of Offered Certificates.

                              Expected Credit Support
                              -----------------------

                                          Initial Credit         Targeted Credit
                              Class       Support(1)(2)           Support(1)(2)
                              -----       -------------           -------------

                               A(3)           [16.00]%                 [38.70]%
                               M-1             [9.50]%                 [25.70]%
                               M-2             [4.75]%                 [16.20]%
                               M-3             [3.25]%                 [13.20]%
                               M-4             [2.00]%                 [10.70]%
                               B-1             [1.00]%                  [8.70]%
                               B-2             [0.00]%                  [6.70]%

                              (1)Approximate
                              (2)Includes overcollateralization
                              (3)Comprised of all classes of Senior Certificates

Class B-1 Early               The "Class B-1 Early  Distribution  Amount" means,
Distribution Amount:          as of any Distribution  Date, the aggregate sum of
                              all amounts paid to the Class B-1  Certificates on
                              prior   Distribution   Dates  pursuant  to  clause
                              "twenty-fourth"  of "Application of Monthly Excess
                              Cashflow Amounts" herein.

Class B-2 Early               The "Class B-2 Early  Distribution  Amount" means,
Distribution Amount:          as of any Distribution  Date, the aggregate sum of
                              all amounts paid to the Class B-2  Certificates on
                              prior   Distribution   Dates  pursuant  to  clause
                              "twenty-third"  of  "Application of Monthly Excess
                              Cashflow Amounts" herein.

Yield Maintenance Agreement:  The  trust  will   include  a  yield   maintenance
                              agreement between a third party and the Trustee on
                              behalf of the  holders of the Class AV-1 and Class
                              AV-2   Certificates.   Payments  under  the  yield
                              maintenance agreement will be deposited into a reserve fund. On each Distribution Date, to the extent of amounts in the reserve fund, funds will be withdrawn from the reserve fund and distributed to the Class AV-1 and Class AV-2 Certificates to cover certain losses and certain amounts owed to the Class AV-1 and Class AV-2 Certificates from prior Distribution Dates as a result of limiting their pass-through rate to the Class AV-1 Cap and the Class AV-2 Cap with respect to the Class AV-1 and Class AV-2 Certificates to the extent such payments are not covered by collections on the related mortgage loans or excess interest.

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                                       9
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Subject to Revision - Computational Materials Dated October 15, 2003

                             INTEREST DISTRIBUTIONS
                             ----------------------

Interest Accrual Period:      With respect to the Class AF-2,  Class AF-3, Class
                              AF-4,  Class AF-5,  Class AF-6,  Class M-1,  Class
                              M-2,  Class M-3 and Class  M-4  Certificates,  the
                              Interest Accrual Period for each Distribution Date will be from and including the first day of the calendar month preceding the related Distribution
                              Date to and including the last day of such month, and all calculations of interest will be made on the basis of a 360-day year assumed to consist of twelve 30-day months.

                              With respect to the Class AF-1, Class AV-1, Class AV-2, Class B-1 and Class B-2 Certificates, the Interest Accrual Period for any Distribution Date will be the period from the preceding Distribution Date (or in the case of the first Distribution Date, from the Closing Date) to the day prior to related Distribution Date, and all calculations of interest will be made on the basis of the actual number of days in the Interest Accrual Period and a 360-day year.

Interest Distributions:       On each Distribution  Date,  interest collected or
                              advanced on the mortgage loans will be remitted in the following order of priority, to the extent available:

                              I. that portion of available funds consisting of the Interest Remittance Amount relating to the Group I Mortgage Loans for such Distribution Date:

                              (i) to the Trustee, the Trustee Fee in respect of the Group I Mortgage Loans;

                              (ii) to the Servicer, the Servicing Fee in respect of the Group I Mortgage Loans;

                              (iii) to the Mortgage Insurance Provider, the mortgage insurance premium in respect of the Group I Mortgage Loans;

                              (iv) concurrently, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, pro rata, the applicable Interest Distribution Amount for such Distribution Date;

                              (v) concurrently, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, pro rata, the applicable unpaid interest amounts, if any;

                              (vi)  concurrently,  to the  Class  AV-1 and Class
                              AV-2 Certificates, pro rata, an amount equal to the excess, if any, of (x) the amount required to be distributed pursuant to clause II(iv) and clause II(v) (with respect to the Class AV-1 Certificates) and clause III(iv) and clause III(v) (with respect to the Class AV-2 Certificates) for such Distribution Date over (y) the amount actually distributed pursuant to those clauses from the related Interest Remittance Amount and not otherwise paid;


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                                       10
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Subject to Revision - Computational Materials Dated October 15, 2003

                              II. that portion of available funds consisting of the Interest Remittance Amount relating to the Group IIA Mortgage Loans for such Distribution
                              Date:

                              (i) to the Trustee, the Trustee Fee in respect of the Group IIA Mortgage Loans;

                              (ii) to the Servicer, the Servicing Fee in respect of the Group IIA Mortgage Loans;

                              (iii) to the Mortgage Insurance Provider, the mortgage insurance premium in respect of the Group IIA Mortgage Loans;

                              (iv)  to  the   Class   AV-1   Certificates,   the
                              applicable Interest Distribution Amount for such Distribution Date;

                              (v) to the Class AV-1 Certificates, the applicable unpaid interest amounts, if any;

                              (vi) concurrently, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6 and Class AV-2 Certificates, pro rata, an amount equal to the excess, if any, of (x) the amount required to be distributed pursuant to clause I(iv) and clause I(v) (with respect to the Class AF Certificates) and clause III(iv) and clause III(v) (with respect to the Class AV-2 Certificates) for such Distribution Date over (y) the amount actually distributed pursuant to those clauses from the related Interest Remittance Amount and not otherwise paid;

                              III. that portion of available funds consisting of the Interest Remittance Amount relating to the Group IIB Mortgage Loans for such Distribution
                              Date:

                              (i) to the Trustee, the Trustee Fee in respect of the Group IIB Mortgage Loans;

                              (ii) to the Servicer, the Servicing Fee in respect of the Group IIB Mortgage Loans;

                              (iii) to the Mortgage Insurance Provider, the mortgage insurance premium in respect of the Group IIB Mortgage Loans;

                              (iv)  to  the   Class   AV-2   Certificates,   the
                              applicable Interest Distribution Amount for such Distribution Date;

                              (v) to the Class AV-2 Certificates, the applicable unpaid interest amounts, if any; and

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                                       11

Subject to Revision - Computational Materials Dated October 15, 2003

                              (vi) concurrently, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6 and Class AV-1 Certificates, pro rata, an amount equal to the excess, if any, of (x) the amount required to be distributed pursuant to clause I(iv) and clause I(v) (with respect to the Class AF Certificates) and clause II(iv) and clause II(v) (with respect to the Class AV-1 Certificates) for such Distribution Date over (y) the amount actually distributed pursuant to those clauses from the related Interest Remittance Amount and not otherwise paid;

                              IV. that portion of available funds consisting of the Interest Remittance Amount relating to the Group I, Group IIA and Group IIB Mortgage Loans for such Distribution Date remaining after the distributions pursuant to clauses I, II and III above, as follows:

                              first,   to  the  Class  M-1   Certificates,   the
                              applicable Interest Distribution Amount for such Distribution Date;

                              second,  to  the  Class  M-2   Certificates,   the
                              applicable Interest Distribution Amount for such Distribution Date;

                              third,   to  the  Class  M-3   Certificates,   the
                              applicable Interest Distribution Amount for such Distribution Date;

                              fourth,  to  the  Class  M-4   Certificates,   the
                              applicable Interest Distribution Amount for such Distribution Date;

                              fifth,   to  the  Class  B-1   Certificates,   the
                              applicable Interest Distribution Amount for such Distribution Date; and

                              sixth,   to  the  Class  B-2   Certificates,   the
                              applicable Interest Distribution Amount for such Distribution Date; and

                              seventh, any remaining amount to be applied as the "Monthly Excess Interest Amount" described herein.

Interest Distribution Amount: For each  class of Offered  Certificates  and each
                              Distribution Date, the "Interest Distribution Amount" means an amount equal to the interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the certificate principal balance of such class of certificates, minus such class' share of shortfalls caused by the Relief Act or prepayment interest shortfalls not covered by the Servicer for such Distribution Date.

Interest Remittance Amount:   With  respect  to any  Distribution  Date and loan
                              group,  that portion of  available  funds for such
                              Distribution   Date   attributable   to   interest
                              received or advanced with respect to the loans of such loan group.

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                                       12

Subject to Revision - Computational Materials Dated October 15, 2003


Class AF Cap:                 For any Distribution Date, the "Class AF Cap" will
                              equal the  weighted  average  of the Net  Mortgage
                              Rates of the Group I Mortgage Loans, weighted on the basis of the mortgage loan balances of the Group I Mortgage Loans as of the first day of the related Collection Period, adjusted, in the case of the Class AF-1 Certificates, to an actual/360 basis.

Class AV-1 Cap:               For any  Distribution  Date,  the "Class AV-1 Cap"
                              will  equal  the  weighted   average  of  the  Net
                              Mortgage  Rates of the Group IIA  Mortgage  Loans,
                              weighted  on  the  basis  of  the  mortgage   loan
                              balances of the Group IIA Mortgage Loans as of the
                              first  day  of  the  related   Collection  Period,
                              adjusted to an actual/360 basis.

Class AV-2 Cap:               For any  Distribution  Date,  the "Class AV-2 Cap"
                              will  equal  the  weighted   average  of  the  Net
                              Mortgage  Rates of the Group IIB  Mortgage  Loans,
                              weighted  on  the  basis  of  the  mortgage   loan
                              balances of the Group IIB Mortgage Loans as of the
                              first  day  of  the  related   Collection  Period,
                              adjusted to an actual/360 basis.

Pool Cap:                     For any  Distribution  Date,  the "Pool  Cap" will
                              equal the  weighted  average  of the Net  Mortgage
                              Rates, weighted on the basis of the mortgage loan balances as of the first day of the related
                              Collection Period.

Subordinate Cap:              For any Distribution  Date, the "Subordinate  Cap"
                              will  equal the lesser of (i) the Class AF Cap and
                              (ii) the Pool Cap for such Distribution Date.

Net Mortgage Rate:            The "Net  Mortgage  Rate" of any mortgage  loan is
                              its mortgage  rate,  less the sum of the Servicing
                              Fee, the Trustee Fee and, if applicable, the mortgage insurance premium.


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                                       13
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Subject to Revision - Computational Materials Dated October 15, 2003

Class AV-1 Carryover:         With respect to any Distribution Date on which the
                              Pass Through Rate for the Class AV-1  Certificates
                              is subject  to the Class AV-1 Cap,  the Class AV-1
                              Certificates  will be entitled  to  receive,  from
                              amounts    otherwise   paid   to   the   Class   X
                              Certificates,  an amount  equal to the  product of
                              (a) the excess of (i) the Pass-Through Rate that the Class AV-1 Certificates would have received if they were not subject to the Class AV-1 Cap
                              (subject to a maximum rate of [14]%), over (ii) the Class AV-1 Cap, and (b) the certificate principal balance of the Class AV-1 Certificates.

Class AV-2 Carryover:         With respect to any Distribution Date on which the
                              Pass-Through  Rate for the Class AV-2 Certificates
                              is subject  to the Class AV-2 Cap,  the Class AV-2
                              Certificates  will be entitled  to  receive,  from
                              amounts    otherwise   paid   to   the   Class   X
                              Certificates,  an amount  equal to the  product of
                              (a) the excess of (i) the Pass-Through Rate that the Class AV-2 Certificates would have received if they were not subject to the Class AV-2 Cap
                              (subject to a maximum rate of [14]%), over (ii) the Class AV-2 Cap, and (b) the certificate principal balance of the Class AV-2 Certificates.

Class B-1 Carryover:          With respect to any Distribution Date on which the
                              Pass-Through  Rate for the Class B-1  Certificates
                              is subject to the  Subordinate  Cap, the Class B-1
                              Certificates  will be entitled  to  receive,  from
                              amounts    otherwise   paid   to   the   Class   X
                              Certificates,  an amount  equal to the  product of
                              (a) the excess of (i) the Pass-Through Rate that the Class B-1 Certificates would have received if they were not subject to the Subordinate Cap
                              (subject to a maximum rate of [14]%), over (ii) the Subordinate Cap, and (b) the certificate principal balance of the Class B-1 Certificates.

Class B-2 Carryover:          With respect to any Distribution Date on which the
                              Pass-Through  Rate for the Class B-2  Certificates
                              is subject to the  Subordinate  Cap, the Class B-2
                              Certificates  will be entitled  to  receive,  from
                              amounts    otherwise   paid   to   the   Class   X
                              Certificates,  an amount  equal to the  product of
                              (a) the excess of (i) the Pass-Through Rate that the Class B-2 Certificates would have received if they were not subject to the Subordinate Cap
                              (subject to a maximum rate of [14]%), over (ii) the Subordinate Cap, and (b) the certificate principal balance of the Class B-2 Certificates.

Pass-Through Rate:            With respect to the Class AF-1,  Class AV-1, Class
                              AV-2, Class B-1 and Class B-2 Certificates and any
                              Distribution Date, a per annum rate equal to One-Month LIBOR for the related Interest Accrual
                              Period plus a margin, which will be set at pricing, subject to the related cap. With respect to the Class AF-2, Class AF-3, Class AF-4, Class
                              AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates and any Distribution
                              Date, the applicable per annum rate, which will be fixed at pricing, subject to the related cap.

                              After   the   Optional   Termination   Date,   the
                              pass-through rate on the Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates will increase by 0.50% per annum and the margin on the Class AV-1 and Class AV-2 Certificates will double.


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                                       14
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Subject to Revision - Computational Materials Dated October 15, 2003

                             PRINCIPAL DISTRIBUTIONS
                             -----------------------

                              Principal will be distributed to the holders of the certificates in accordance with a payment priority, which is designed to maintain a specified level of credit support below each class. This credit support consists of the certificates that are more subordinated to that class, as well as the overcollateralization, which is subordinated to all classes of Offered Certificates.

Senior Principal              As  of  any  Distribution  Date  on or  after  the
Distribution Amount:          Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of the
                              certificate   principal  balances  of  the  Senior
                              Certificates    immediately    prior    to    such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately [61.30]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.

Class AF Principal            With respect to any Distribution  Date on or after
Distribution Amount:          the Stepdown  Date and as long as a Trigger  Event
                              is not in effect,  the lesser of (a) the aggregate
                              of the certificate principal balances of the Class
                              AF   Certificates   immediately   prior   to  that
                              Distribution Date and (b) the product of (x) the Allocation Percentage of the Group I Mortgage
                              Loans and (y) the  Senior  Principal  Distribution
                              Amount.

Class AF-6 Lockout            With respect to any  Distribution  Date the lesser
Distribution Amount:          of (a) the  product  of (i) the  applicable  Class
                              AF-6 Lockout Percentage for such Distribution Date
                              and (ii)  the  Class  AF-6  Pro Rata  Distribution
                              Amount  for  such  Distribution  Date  and (b) the
                              Class AF-6 Certificate  Balance.  For the November
                              2012  Distribution Date and each Distribution Date
                              thereafter,   the  Class   AF-6   Lockout   Amount
                              Distribution  will  equal the  Class AF  Principal
                              Distribution Amount.

                                                             Class AF-6 Lockout
                                 Distribution Date              Percentage
                                 -----------------              ----------
                              November 2003 - October 2006           0%
                              November 2006 - October 2008          45%
                              November 2008 - October 2009          80%
                              November 2009 - October 2010         100%
                              November 2010 - October 2012         300%

Class AF-6 Pro Rata           For any  Distribution  Date an amount equal to the
Distribution Amount:          product of (x) a fraction,  the numerator of which
                              is the Class AF-6 Certificate  Balance immediately
                              prior   to   such   Distribution   Date   and  the
                              denominator  of  which is the  aggregate  Class AF
                              Certificate Balances immediately prior to such Distribution Date and (y) the Class AF Principal
                              Distribution Amount for such Distribution Date.


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                                       15
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Subject to Revision - Computational Materials Dated October 15, 2003

Class AV-1 Principal          With respect to any Distribution  Date on or after
Distribution Amount:          the Stepdown  Date and as long as a Trigger  Event
                              is  not  in   effect,   the   lesser  of  (a)  the
                              certificate  principal  balance  of the Class AV-1
                              Certificates    immediately    prior    to    that
                              Distribution Date and (b) the product of (x) the Allocation Percentage of the Group IIA Mortgage
                              Loans and (y) the  Senior  Principal  Distribution
                              Amount.

Class AV-2 Principal          With respect to any Distribution  Date on or after
Distribution Amount:          the Stepdown  Date and as long as a Trigger  Event
                              is  not  in   effect,   the   lesser  of  (a)  the
                              certificate  principal  balance  of the Class AV-2
                              Certificates    immediately    prior    to    that
                              Distribution Date and (b) the product of (x) the Allocation Percentage of the Group IIB Mortgage
                              Loans and (y) the  Senior  Principal  Distribution
                              Amount.

Class M-1 Principal           As  of  any  Distribution  Date  on or  after  the
Distribution Amount:          Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of (i)
                              the sum of the certificate  principal  balances of
                              the Senior Certificates (after taking into account
                              the payment of the Senior  Principal  Distribution
                              Amount  on such  Distribution  Date)  and (ii) the
                              certificate  principal  balance  of the  Class M-1
                              Certificates    immediately    prior    to    such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately [74.30]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.

Class M-2 Principal           As  of  any  Distribution  Date  on or  after  the
Distribution Amount:          Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of (i)
                              the sum of the certificate  principal  balances of
                              the Senior Certificates (after taking into account
                              the payment of the Senior  Principal  Distribution
                              Amount  on  such  Distribution   Date),  (ii)  the
                              certificate  principal  balance  of the  Class M-1
                              Certificates   (after   taking  into  account  the
                              payment  of the Class M-1  Principal  Distribution
                              Amount  on such  Distribution  Date) and (iii) the
                              certificate  principal  balance  of the  Class M-2
                              Certificates    immediately    prior    to    such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately [83.80]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.

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                                       16
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Subject to Revision - Computational Materials Dated October 15, 2003

Class M-3 Principal           As  of  any  Distribution  Date  on or  after  the
Distribution Amount:          Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of (i)
                              the sum of the certificate  principal  balances of
                              the Senior Certificates (after taking into account
                              the payment of the Senior  Principal  Distribution
                              Amount  on  such  Distribution   Date),  (ii)  the
                              certificate  principal  balance  of the  Class M-1
                              Certificates   (after   taking  into  account  the
                              payment  of the Class M-1  Principal  Distribution
                              Amount  on  such  Distribution  Date),  (iii)  the
                              certificate  principal  balance  of the  Class M-2
                              Certificates   (after   taking  into  account  the
                              payment  of the Class M-2  Principal  Distribution
                              Amount  on such  Distribution  Date)  and (iv) the
                              certificate  principal  balance  of the  Class M-3
                              Certificates    immediately    prior    to    such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately [86.80]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.

Class M-4 Principal           As  of  any  Distribution  Date  on or  after  the
Distribution Amount:          Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of (i)
                              the sum of the certificate  principal  balances of
                              the Senior Certificates (after taking into account
                              the payment of the Senior  Principal  Distribution
                              Amount  on  such  Distribution   Date),  (ii)  the
                              certificate  principal  balance  of the  Class M-1
                              Certificates   (after   taking  into  account  the
                              payment  of the Class M-1  Principal  Distribution
                              Amount  on  such  Distribution  Date),  (iii)  the
                              certificate  principal  balance  of the  Class M-2
                              Certificates   (after   taking  into  account  the
                              payment  of the Class M-2  Principal  Distribution
                              Amount  on  such  Distribution   Date),  (iv)  the
                              certificate  principal  balance  of the  Class M-3
                              Certificates   (after   taking  into  account  the
                              payment  of the Class M-3  Principal  Distribution
                              Amount  on  such  Distribution  Date)  and (v) the
                              certificate  principal  balance  of the  Class M-4
                              Certificates    immediately    prior    to    such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately [89.30]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.

Class B-1 Principal           As  of  any  Distribution  Date  on or  after  the
Distribution Amount:          Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of (i)
                              the sum of the certificate  principal  balances of
                              the Senior Certificates (after taking into account
                              the payment of the Senior  Principal  Distribution
                              Amount  on  such  Distribution   Date),  (ii)  the
                              certificate  principal  balance  of the  Class M-1
                              Certificates   (after   taking  into  account  the
                              payment  of the Class M-1  Principal  Distribution
                              Amount  on  such  Distribution  Date),  (iii)  the
                              certificate  principal  balance  of the  Class M-2
                              Certificates   (after   taking  into  account  the
                              payment  of the Class M-2  Principal  Distribution
                              Amount  on  such  Distribution   Date),  (iv)  the
                              certificate  principal  balance  of the  Class M-3
                              Certificates   (after   taking  into  account  the
                              payment  of the Class M-3  Principal  Distribution
                              Amount  on  such   Distribution   Date),  (v)  the
                              certificate  principal  balance  of the  Class M-4
                              Certificates   (after   taking  into  account  the
                              payment  of the Class M-4  Principal  Distribution
                              Amount  on such  Distribution  Date)  and (vi) the
                              certificate  principal  balance  of the  Class B-1
                              Certificates    immediately    prior    to    such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately [91.30]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.

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Class B-2 Principal           As  of  any  Distribution  Date  on or  after  the
Distribution Amount:          Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of (i)
                              the sum of the certificate  principal  balances of
                              the Senior Certificates (after taking into account
                              the payment of the Senior  Principal  Distribution
                              Amount  on  such  Distribution   Date),  (ii)  the
                              certificate  principal  balance  of the  Class M-1
                              Certificates   (after   taking  into  account  the
                              payment  of the Class M-1  Principal  Distribution
                              Amount  on  such  Distribution  Date),  (iii)  the
                              certificate  principal  balance  of the  Class M-2
                              Certificates   (after   taking  into  account  the
                              payment  of the Class M-2  Principal  Distribution
                              Amount  on  such  Distribution   Date),  (iv)  the
                              certificate  principal  balance  of the  Class M-3
                              Certificates   (after   taking  into  account  the
                              payment  of the Class M-3  Principal  Distribution
                              Amount  on  such   Distribution   Date),  (v)  the
                              certificate  principal  balance  of the  Class M-4
                              Certificates   (after   taking  into  account  the
                              payment  of the Class M-4  Principal  Distribution
                              Amount  on  such  Distribution   Date),  (vi)  the
                              certificate  principal  balance  of the  Class B-1
                              Certificates   (after   taking  into  account  the
                              payment  of the Class B-1  Principal  Distribution
                              Amount  on such  Distribution  Date) and (vii) the
                              certificate  principal  balance  of the  Class B-2
                              Certificates    immediately    prior    to    such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately [93.30]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.

Pool Balance:                 As of any Distribution Date, the sum of the unpaid
                              principal balances of the Group I Mortgage Loans and the Group II Mortgage Loans.

Extra Principal               As of any Distribution Date, the lesser of (x) the
Distribution Amount:          Monthly   Excess    Interest   Amount   for   such
                              Distribution       Date      and      (y)      the
                              Overcollateralization    Deficiency    for    such
                              Distribution Date.

Basic Principal               With  respect  to any  Distribution  Date and loan
Distribution Amount:          group, (i) the related Principal Remittance Amount
                              minus  (ii)  the   Overcollateralization   Release
                              Amount,   if  any,   multiplied   by  the  related
                              Allocation Percentage.

Allocation Percentage:        With  respect  to any  Distribution  Date and loan
                              group,  the  percentage  equivalent of a fraction,
                              the   numerator   of  which  is  (i)  the  related
                              Principal  Remittance Amount for such Distribution
                              Date, and the denominator of which is (ii) the aggregate Principal Remittance Amount for all loan groups for such Distribution Date.

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Overcollateralization         As of any Distribution  Date, the excess,  if any,
Deficiency:                   of (x) the Targeted  Overcollateralization  Amount
                              for   such   Distribution   Date   over   (y)  the
                              overcollateralization amount for such Distribution
                              Date,  calculated  for this  purpose  after taking
                              into account the  reduction  on such  Distribution
                              Date of the certificate  principal balances of all
                              classes  of   Certificates   resulting   from  the
                              distribution of the Principal  Distribution Amount
                              (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any applied realized loss amounts on such Distribution Date.

Overcollateralization         With respect to any Distribution  Date on or after
Release Amount:               the Stepdown  Date and as long as a Trigger  Event
                              is not in effect,  the lesser of (x) the Principal
                              Remittance  Amount for such  Distribution Date and
                              (y)   the    excess,    if   any,   of   (i)   the
                              overcollateralization amount for such Distribution
                              Date,   assuming   that  100%  of  the   Principal
                              Remittance   Amount  is  applied  as  a  principal
                              payment on the  Certificates on such  Distribution
                              Date, over (ii) the Targeted Overcollateralization
                              Amount for such Distribution Date. With respect to
                              any Distribution  Date on which a Trigger Event is
                              in  effect,  the   Overcollateralization   Release
                              Amount will be zero.

Principal                     With  respect  to any  Distribution  Date and loan
Distribution Amount:          group,  the sum of (i) the related Basic Principal
                              Distribution  Amount and (ii) the Extra  Principal
                              Distribution Amount for such Distribution Date multiplied by the related Allocation Percentage.

Principal Remittance Amount:  With respect to any  Distribution  Date and group, the amount described in the pooling and servicing agreement.

Stepdown Date:                The earlier of (i) the Distribution  Date on which
                              the  certificate  principal  balance of the Senior
                              Certificates is reduced to zero or (ii) the later to occur of (a) the Distribution Date in November
                              2006 and (b) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement
                              Percentage.

Senior Enhancement            For  any  Distribution   Date  is  the  percentage
 Percentage:                  obtained  by  dividing  (x)  the  sum of  (i)  the
                              aggregate  certificate  principal  balance  of the
                              Subordinated    Certificates    and    (ii)    the
                              overcollateralization  amount, in each case before
                              taking  into  account  the   distribution  of  the
                              Principal Distribution Amount on such Distribution
                              Date by (y) the Pool Balance as of the last day of the related Collection Period.

Senior Specified              On  any  date  of   determination   thereof  means
Enhancement Percentage:       approximately [38.70]%.


Trigger Event:                A "Trigger  Event" will be deemed to have occurred
                              upon the occurrence of certain pool performance related events as specified in the pooling and servicing agreement.

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Subject to Revision - Computational Materials Dated October 15, 2003

Principal Distributions       I. On each  Distribution  Date  (a)  prior  to the
on the Certificates:          Stepdown  Date or (b) on which a Trigger  Event is
                              in effect,  distributions  in respect of principal
                              to the extent of the Principal Distribution Amount
                              relating  to the Group I  Mortgage  Loans  will be
                              made  in  the  following   amounts  and  order  of
                              priority:

                              (i) to the Class AF-6 Certificates, the Class AF-6 Lockout Distribution Amount, until the certificate principal balance thereof has been reduced to zero; and

                              (ii) sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, until the certificate principal balances thereof have been reduced to zero.

                              II. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Principal Distribution Amount relating to the Group IIA Mortgage Loans will be made in the following amounts and order of priority:

                              (i) to the Class AV-1 Certificates, until the certificate principal balance thereof has been reduced to zero.

                              III. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Principal Distribution Amount relating to the Group IIB Mortgage Loans will be made in the following amounts and order of priority:

                              (i) to the Class AV-2 Certificates, until the certificate principal balance thereof has been reduced to zero.

                              IV. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect distributions in respect of principal to the extent of the Principal Distribution Amount relating to the Group I, Group IIA and Group IIB Mortgage Loans remaining after the distributions in clauses I, II and III above will made in the following order of priority:

                              (i) concurrently, to the Class AF, Class AV-1 and Class AV-2 Certificates, pro rata based on their respective certificate principal balances outstanding after the distributions in clauses I, II and III above, until their respective certificate principal balances have been reduced to zero.

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Subject to Revision - Computational Materials Dated October 15, 2003

                              V. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Principal Distribution Amount relating to the Group I, Group IIA and Group IIB Mortgage Loans remaining after the distributions in clauses I, II, III and IV above will be made in the following amounts and order of priority:

                              (i) to the Class M-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              (ii) to the Class M-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              (iii) to the Class M-3 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              (iv) to the Class M-4 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              (v) to the Class B-1 Certificates, until the certificate principal balance thereof has been reduced to zero; and

                              (vi) to the Class B-2 Certificates, until the certificate principal balance thereof has been reduced to zero.

                              VI. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Principal Distribution Amount relating to the Group I
                              Mortgage Loans will be made in the following amounts and order of priority:

                              (i) to the Class AF-6 Certificates, the Class AF-6 Lockout Distribution Amount, until the certificate principal balance thereof has been reduced to zero; and

                              (ii) the Class AF Principal Distribution Amount after taking into effect the payment of the Class AF-6 Lockout Distribution Amount, sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, until the certificate principal balances thereof have been reduced to zero.

                              VII. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Principal Distribution Amount relating to the Group IIA Mortgage Loans will be made in the following amounts and order of priority:

                              (i) to the Class AV-1 Certificates, the Class AV-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero.

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                                       21
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Subject to Revision - Computational Materials Dated October 15, 2003

                              VIII. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Principal Distribution Amount relating to the Group IIB Mortgage Loans will be made in the following amounts and order of priority:

                              (i) to the Class AV-2 Certificates, the Class AV-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero.

                              IX. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect distributions in respect of principal to the extent of the excess of the Senior Principal Distribution Amount over the distributions in clauses VI, VII and VIII above will made in the following order of priority:

                              (i) concurrently, to the Class AF, Class AV-1 and Class AV-2 Certificates, pro rata based on their respective certificate principal balances outstanding after the distributions in clauses VI, VII and VIII above, until their respective certificate principal balances have been reduced to zero.

                              X. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Principal Distribution Amount relating to the Group I, Group IIA and Group II B Mortgage Loans remaining after the distributions in clauses VI, VII, VIII and IX above will be made in the following amounts and order of priority:

                              (i) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero;

                              (ii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero;

                              (iii) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero; and

                              (iv) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero; and

                              (v) to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero; and

                              (vi) to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero.

Principal Distributions on The Class M-1, Class M-2, Class M-3 and Class M-4 the Subordinated Certificates:Certificates are not expected to receive principal distributions until the Stepdown Date, as defined herein, at the earliest. The Class B Certificates may receive principal distributions prior to the Stepdown Date only to the extent excess interest is available for such purpose.

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                                       22
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Subject to Revision - Computational Materials Dated October 15, 2003

Application of Monthly        On any  Distribution  Date, the sum of the Monthly
Excess Cashflow Amounts:      Excess Interest Amount, the  Overcollateralization
                              Release  Amount and any  portion of the  aggregate
                              Principal     Distribution     Amount     (without
                              duplication)     remaining     after     principal
                              distributions  on the Offered  Certificates is the
                              "Monthly   Excess  Cashflow   Amount",   which  is
                              required to be applied in the  following  order of
                              priority    (the    "Monthly    Excess    Cashflow
                              Allocation") on such Distribution Date:

                              first, concurrently, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1 and Class AV-2 Certificates, pro rata, any remaining applicable Interest Distribution Amount for such Distribution Date;

                              second, concurrently, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1 and Class AV-2 Certificates, pro rata, the remaining unpaid interest amounts for such classes, if any;

                              third, to fund the Extra Principal Distribution Amount for such Distribution Date;

                              fourth,  to  the  Class  M-1   Certificates,   any
                              remaining Interest Distribution Amount for such Distribution Date;

                              fifth,   to  the  Class  M-1   Certificates,   the
                              applicable unpaid interest amounts, if any;

                              sixth,   to  the  Class  M-1   Certificates,   the
                              applicable applied realized loss amount for such Distribution Date;

                              seventh,  to  the  Class  M-2  Certificates,   any
                              remaining Interest Distribution Amount for such Distribution Date;

                              eighth,  to  the  Class  M-2   Certificates,   the
                              applicable unpaid interest amounts, if any;

                              ninth,   to  the  Class  M-2   Certificates,   the
                              applicable applied realized loss amount for such Distribution Date;

                              tenth,   to  the  Class  M-3   Certificates,   any
                              remaining Interest Distribution Amount for such Distribution Date;

                              eleventh, to the Class M-3 Certificates, the applicable unpaid interest amounts, if any;

                              twelfth,  to  the  Class  M-3  Certificates,   the
                              applicable applied realized loss amount for such Distribution Date;

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                                       23
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Subject to Revision - Computational Materials Dated October 15, 2003

                              thirteenth, to the Class M-4 Certificates, any remaining Interest Distribution Amount for such Distribution Date;

                              fourteenth, to the Class M-4 Certificates, the applicable unpaid interest amounts, if any;

                              fifteenth, to the Class M-4 Certificates, the applicable applied realized loss amount for such Distribution Date;

                              sixteenth, to the Class B-1 Certificates, any remaining Interest Distribution Amount for such Distribution Date;

                              seventeenth, to the Class B-1 Certificates, the applicable unpaid interest amounts, if any;

                              eighteenth, to the Class B-1 Certificates, the applicable applied realized loss amount for such Distribution Date;

                              nineteenth, to the Class B-2 Certificates, any remaining Interest Distribution Amount for such Distribution Date;

                              twentieth, to the Class B-2 Certificates, the applicable unpaid interest amounts, if any;

                              twenty-first, to the Class B-2 Certificates, the applicable applied realized loss amount for such Distribution Date;

                              twenty-second, from amounts payable to the Class X Certificates, any Class AV-1 Carryover, Class AV-2 Carryover, Class B-1 Carryover or Class B-2 Carryover, in the order specified in the pooling and servicing agreement;

                              twenty-third, to the Class B-2 Certificates, any remaining amounts, until the certificate principal balance thereof has been reduced to zero;

                              twenty-fourth, to the Class B-1 Certificates, any remaining amounts, until the certificate principal balance thereof has been reduced to zero; and

                              twenty-fifth, to fund distributions to the holders of the Class X and Class R Certificates in the amounts specified in the pooling and servicing agreement.

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                                       24
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Subject to Revision - Computational Materials Dated October 15, 2003


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                              TOTAL MORTGAGE LOANS

# of Mortgage Loans                                        7,157
Aggregate Outstanding Prn. Bal.                $1,002,116,603.27
Aggregate Original Prn Bal.                    $1,004,892,507.70

                                                         Minimum                      Maximum                           Average
                                                         -------                      -------                           -------
Outstanding Prn Bal.                                  $10,827.49                  $499,000.00                       $140,019.09
Original Prn. Bal.                                    $11,000.00                  $500,000.00                       $140,406.95

                                                         Minimum                      Maximum                  Weighted Average
                                                         -------                      -------                  ----------------
Original LTV Ratio                                        4.390%                     100.000%                           84.762%
Original CLTV Ratio                                      10.000%                     100.000%                           86.256%
Effective Original CLTV Ratio (w/MI to
80)                                                      10.000%                     100.000%                           81.688%
Mortgage Rate                                             4.990%                      13.750%                            7.284%
Original Term (Months)                                        60                          360                               339
Remaining Term (Months)                                       55                          360                               336
Seasoning (Months)                                             1                           20                                 3
Credit Score                                                 526                          806                               638

                                                        Earliest                       Latest
                                                        --------                       ------
Origination Date                                        01/03/02                     09/22/03
Maturity Date                                           05/01/08                     10/01/33

----------------------------------------------------------------------------------------------------------------------------------
                                             % of Aggregate                                                   % of Aggregate
Product Type                                Principal Balance         Geographic Concentration (> 5%)        Principal Balance
Fully Amortizing Fixed Rate                                59.15      California                                            15.09
Fixed Rate Balloon                                          5.50      Illinois                                               9.13
     Subtotal - (Total Fixed Rate)                         64.65      New York                                               5.71
Fully Amortizing Adjustable Rate                           35.35      Ohio                                                   5.17
-----------------------------------------------------------------     States with < 5% Concentration                        64.91
Total                                                    100.00%      ------------------------------------------------------------
                                                                      Total                                               100.00%

                                             % of Aggregate
Lien Position                               Principal Balance                                                 % of Aggregate
First                                                      97.86      Property Type                          Principal Balance
Second                                                      2.14      5 Family/Units                                         0.21
-----------------------------------------------------------------     6 Family/Units                                         0.57
Total                                                    100.00%      7 Family/Units                                         0.12
                                                                      8 Family/Units                                         0.04
                                             % of Aggregate           Condo                                                  4.23
Loan Purpose                                Principal Balance         Duplex                                                 6.13
Cash Out                                                   56.51      Quadruplex                                             0.42
Purchase                                                   20.44      Row Home                                               0.32
Refinance - Rate/Term                                      23.05      Single Family                                         87.16
-----------------------------------------------------------------     Townhouse                                              0.28
Total                                                    100.00%      Triplex                                                0.52
                                                                      ------------------------------------------------------------
                                             % of Aggregate           Total                                               100.00%

Occupancy Status                            Principal Balance
Investment Non-Owner                                        4.13
Primary                                                    94.98                                              % of Aggregate
Secondary                                                   0.88      Prepayment Penalty Status              Principal Balance
-----------------------------------------------------------------     Loans with Prepayment Penalty                         83.96
Total                                                    100.00%      Loans without Prepayment Penalty                      16.04
                                                                      ------------------------------------------------------------
                                                                      Total                                               100.00%
                                             % of Aggregate
Documentation Type                          Principal Balance
Alt Doc                                                     2.15                                              % of Aggregate
Full Doc                                                   84.60      Year of Origination                    Principal Balance
Lite Doc                                                    0.53      2002                                                   1.52
Stated Income                                              12.72      2003                                                  98.48
-----------------------------------------------------------------     ------------------------------------------------------------
Total                                                    100.00%      Total                                               100.00%

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                                       25

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                              TOTAL MORTGAGE LOANS

                                                                                                 Percent of
                                                Number of                Aggregate               Aggregate
Mortgage Rate (%)                             Mortgage Loans         Principal Balance       Principal Balance
---------------------------------------     -------------------     --------------------     -------------------
 4.501 to  5.000                                            12            $2,591,486.82                   0.26%
 5.001 to  5.500                                            72            14,565,142.15                    1.45
 5.501 to  6.000                                           319            57,261,151.57                    5.71
 6.001 to  6.500                                           748           129,208,124.37                   12.89
 6.501 to  7.000                                         1,596           251,480,538.25                   25.09
 7.001 to  7.500                                         1,523           223,978,693.61                   22.35
 7.501 to  8.000                                         1,470           197,482,246.54                   19.71
 8.001 to  8.500                                           488            57,651,781.72                    5.75
 8.501 to  9.000                                           350            32,557,142.27                    3.25
 9.001 to  9.500                                           177            14,059,463.20                    1.40
 9.501 to 10.000                                           169            11,142,016.35                    1.11
10.001 to 10.500                                            70             3,332,901.97                    0.33
10.501 to 11.000                                            75             3,148,170.17                    0.31
11.001 to 11.500                                            29             1,208,305.59                    0.12
11.501 to 12.000                                            23               995,303.71                    0.10
12.001 to 12.500                                            14               568,285.20                    0.06
12.501 to 13.000                                            13               635,672.44                    0.06
13.001 to 13.500                                             6               193,957.56                    0.02
13.501 to 14.000                                             3                56,219.78                    0.01
---------------------------------------     -------------------     --------------------     -------------------
Total                                                    7,157        $1,002,116,603.27                 100.00%
=======================================     ===================     ====================     ===================



                                                                                                 Percent of
                                                  Number of                Aggregate              Aggregate
Combined Loan-to-Value Ratio                   Mortgage Loans         Principal Balance       Principal Balance
---------------------------------------     -------------------     --------------------     -------------------
 5.01 to   10.00                                             1               $72,198.78                   0.01%
10.01 to   15.00                                             5               151,452.95                    0.02
15.01 to   20.00                                            10               357,881.02                    0.04
20.01 to   25.00                                             7               480,134.96                    0.05
25.01 to   30.00                                            10               744,481.33                    0.07
30.01 to   35.00                                            15             1,644,885.85                    0.16
35.01 to   40.00                                            30             2,974,634.06                    0.30
40.01 to   45.00                                            46             5,215,765.65                    0.52
45.01 to   50.00                                            64             7,206,740.15                    0.72
50.01 to   55.00                                            55             7,838,507.68                    0.78
55.01 to   60.00                                            94            13,305,562.77                    1.33
60.01 to   65.00                                           144            18,882,959.97                    1.88
65.01 to   70.00                                           240            32,454,148.20                    3.24
70.01 to   75.00                                           404            58,430,348.48                    5.83
75.01 to   80.00                                         1,064           158,451,060.20                   15.81
80.01 to   85.00                                           892           125,383,687.90                   12.51
85.01 to   90.00                                         1,484           217,713,999.96                   21.73
90.01 to   95.00                                           912           130,933,462.82                   13.07
95.01 to  100.00                                         1,680           219,874,690.54                   21.94
---------------------------------------     -------------------     --------------------     -------------------
Total                                                    7,157        $1,002,116,603.27                 100.00%
=======================================     ===================     ====================     ===================

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--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                              TOTAL MORTGAGE LOANS

                                                                                               Percent of
                                                 Number of                Aggregate             Aggregate
Cut-Off Principal Balance ($)                 Mortgage Loans         Principal Balance       Principal Balance
---------------------------------------     -------------------     --------------------     -------------------
      0.01 to  25,000.00                                   103            $2,047,427.81                   0.20%
 25,000.01 to  50,000.00                                   423            16,595,789.64                    1.66
 50,000.01 to  75,000.00                                   908            57,579,747.48                    5.75
 75,000.01 to 100,000.00                                 1,152           101,151,534.68                   10.09
100,000.01 to 125,000.00                                 1,144           129,424,257.33                   12.92
125,000.01 to 150,000.00                                   932           127,734,418.42                   12.75
150,000.01 to 175,000.00                                   660           106,933,587.54                   10.67
175,000.01 to 200,000.00                                   509            95,680,281.60                    9.55
200,000.01 to 225,000.00                                   329            69,883,622.95                    6.97
225,000.01 to 250,000.00                                   283            66,888,454.41                    6.67
250,000.01 to 275,000.00                                   189            49,681,847.39                    4.96
275,000.01 to 300,000.00                                   153            44,099,044.61                    4.40
300,000.01 to 325,000.00                                    84            26,212,946.81                    2.62
325,000.01 to 350,000.00                                    94            31,744,596.64                    3.17
350,000.01 to 375,000.00                                    69            24,979,403.01                    2.49
375,000.01 to 400,000.00                                    70            27,285,643.15                    2.72
400,000.01 to 425,000.00                                    22             9,023,541.48                    0.90
425,000.01 to 450,000.00                                    15             6,576,010.05                    0.66
450,000.01 to 475,000.00                                     8             3,690,515.74                    0.37
475,000.01 to 500,000.00                                    10             4,903,932.53                    0.49
---------------------------------------     -------------------     --------------------     -------------------
Total                                                    7,157        $1,002,116,603.27                 100.00%
=======================================     ===================     ====================     ===================



                                                                                                Percent of
                                                 Number of                Aggregate             Aggregate
Prepayment Penalty Period (Months)            Mortgage Loans         Principal Balance       Principal Balance
---------------------------------------     -------------------     --------------------     -------------------
No Prepayment Penalty                                    1,273          $160,735,509.45                  16.04%
 6                                                           7             1,575,777.79                    0.16
12                                                         617           110,722,098.85                   11.05
24                                                       1,586           234,648,251.82                   23.42
30                                                          16             3,450,141.25                    0.34
36                                                       2,885           394,272,963.47                   39.34
42                                                           4               590,633.26                    0.06
48                                                           7             1,128,120.36                    0.11
60                                                         762            94,993,107.02                    9.48
---------------------------------------     -------------------     --------------------     -------------------
Total                                                    7,157        $1,002,116,603.27                 100.00%
=======================================     ===================     ====================     ===================

--------------------------------------------------------------------------------
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         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                              TOTAL MORTGAGE LOANS

                                                                                                Percent of
                                                 Number of                Aggregate              Aggregate
Remaining Term to Maturity (Months)            Mortgage Loans         Principal Balance      Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
 49 to  60                                                   10            $1,759,304.42                  0.18%
109 to 120                                                   72             9,487,452.27                   0.95
157 to 168                                                   20             1,162,355.71                   0.12
169 to 180                                                  862            77,617,861.66                   7.75
217 to 228                                                    6               221,535.69                   0.02
229 to 240                                                  321            30,916,207.05                   3.09
289 to 300                                                   18             2,408,021.34                   0.24
337 to 348                                                   44             5,156,309.28                   0.51
349 to 360                                                5,804           873,387,555.85                  87.15
----------------------------------------     -------------------     --------------------    -------------------
Total                                                     7,157        $1,002,116,603.27                100.00%
========================================     ===================     ====================    ===================



                                                                                                Percent of
                                                 Number of                Aggregate              Aggregate
Seasoning (Months)                             Mortgage Loans         Principal Balance      Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
 0                                                           72           $13,045,241.00                  1.30%
 1 to 12                                                  7,035           984,752,354.45                  98.27
13 to 24                                                     50             4,319,007.82                   0.43
----------------------------------------     -------------------     --------------------    -------------------
Total                                                     7,157        $1,002,116,603.27                100.00%
========================================     ===================     ====================    ===================



                                                                                               Percent of
                                                  Number of                Aggregate             Aggregate
Credit Grade                                   Mortgage Loans         Principal Balance      Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
A                                                         5,569          $793,604,269.88                 79.19%
B                                                         1,110           150,311,249.69                  15.00
C                                                           478            58,201,083.70                   5.81
----------------------------------------     -------------------     --------------------    -------------------
Total                                                     7,157        $1,002,116,603.27                100.00%
========================================     ===================     ====================    ===================


--------------------------------------------------------------------------------
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         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                              TOTAL MORTGAGE LOANS

                                                                                                Percent of
                                                  Number of                Aggregate            Aggregate
FICO Score                                     Mortgage Loans         Principal Balance      Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
Unknown                                                       1              $177,342.64                  0.02%
526 to 550                                                  322            40,917,056.67                   4.08
551 to 575                                                  526            68,159,440.36                   6.80
576 to 600                                                  804           114,212,481.48                  11.40
601 to 625                                                1,327           185,095,882.34                  18.47
626 to 650                                                1,632           221,246,614.01                  22.08
651 to 675                                                1,157           166,509,280.60                  16.62
676 to 700                                                  630            92,709,207.34                   9.25
701 to 725                                                  346            52,105,795.52                   5.20
726 to 750                                                  209            30,448,001.15                   3.04
751 to 775                                                  145            21,939,754.32                   2.19
776 to 800                                                   51             7,239,560.25                   0.72
801 to 825                                                    7             1,356,186.59                   0.14
----------------------------------------     -------------------     --------------------    -------------------
Total                                                     7,157        $1,002,116,603.27                100.00%
========================================     ===================     ====================    ===================


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--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                              TOTAL MORTGAGE LOANS

                                                                                                Percent of
                                                 Number of                Aggregate              Aggregate
Geographic Location                            Mortgage Loans         Principal Balance      Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
California                                                  814          $151,187,924.38                 15.09%
Illinois                                                    548            91,532,143.66                   9.13
New York                                                    284            57,218,411.55                   5.71
Ohio                                                        445            51,800,698.83                   5.17
Pennsylvania                                                467            48,543,564.29                   4.84
Michigan                                                    403            48,294,818.64                   4.82
New Jersey                                                  248            42,017,322.44                   4.19
Maryland                                                    273            40,457,687.71                   4.04
Virginia                                                    266            38,860,681.39                   3.88
North Carolina                                              282            37,451,304.61                   3.74
Florida                                                     286            34,313,277.60                   3.42
Georgia                                                     225            29,734,251.81                   2.97
Minnesota                                                   177            29,083,117.66                   2.90
Wisconsin                                                   216            28,144,568.91                   2.81
Massachusetts                                               145            26,745,131.19                   2.67
Missouri                                                    225            24,474,972.15                   2.44
Connecticut                                                 137            21,029,785.83                   2.10
Tennessee                                                   183            20,393,338.46                   2.04
South Carolina                                              172            19,468,560.51                   1.94
Indiana                                                     188            19,049,397.00                   1.90
Kentucky                                                    157            17,129,157.30                   1.71
Arizona                                                     128            16,258,884.74                   1.62
Kansas                                                      116            13,945,050.90                   1.39
South Dakota                                                127            12,365,029.76                   1.23
Rhode Island                                                 76            11,030,197.37                   1.10
Colorado                                                     74            10,490,818.82                   1.05
Nevada                                                       73             9,803,902.62                   0.98
Washington                                                   70             9,171,864.76                   0.92
Delaware                                                     34             5,180,656.12                   0.52
Oregon                                                       43             5,237,706.81                   0.52
New Mexico                                                   33             3,779,220.32                   0.38
Oklahoma                                                     43             3,702,977.62                   0.37
Iowa                                                         42             3,596,936.39                   0.36
Nebraska                                                     34             3,587,864.88                   0.36
New Hampshire                                                24             3,645,245.54                   0.36
Idaho                                                        17             3,029,971.24                   0.30
Montana                                                      23             2,880,394.00                   0.29
Maine                                                        18             2,430,253.24                   0.24
Texas                                                        17             2,267,270.28                   0.23
Utah                                                         14             1,893,458.65                   0.19
North Dakota                                                  8               731,654.22                   0.07
Wyoming                                                       2               157,129.07                   0.02
----------------------------------------     -------------------     --------------------    -------------------
Total                                                     7,157        $1,002,116,603.27                100.00%
========================================     ===================     ====================    ===================

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP I MORTGAGE LOANS

# of Mortgage Loans                                        4,818
Aggregate Outstanding Prn. Bal.                  $647,859,837.73
Aggregate Original Prn Bal.                      $649,752,203.50

                                                         Minimum                      Maximum                         Average
                                                         -------                      -------                         -------
Outstanding Prn Bal.                                  $10,827.49                  $498,796.36                     $134,466.55
Original Prn. Bal.                                    $11,000.00                  $500,000.00                     $134,859.32

                                                         Minimum                      Maximum                Weighted Average
                                                         -------                      -------                ----------------
Original LTV Ratio                                        4.390%                     100.000%                         83.319%
Original CLTV Ratio                                      10.000%                     100.000%                         85.630%
Effective Original CLTV Ratio (w/MI to
80)                                                      10.000%                     100.000%                         81.126%
Mortgage Rate                                             4.990%                      13.750%                          7.293%
Original Term (Months)                                        60                          360                             328
Remaining Term (Months)                                       55                          360                             325
Seasoning (Months)                                             1                           20                               3
Credit Score                                                 526                          806                             641

                                                        Earliest                       Latest
                                                        --------                       ------
Origination Date                                        01/25/02                     09/22/03
Maturity Date                                           05/01/08                     10/01/33

----------------------------------------------------------------------------------------------------------------------------------
                                             % of Aggregate                                                    % of Aggregate
Product Type                                Principal Balance         Geographic Concentration (> 5%)        Principal Balance
Fully Amortizing Fixed Rate                                91.50      California                                            13.39
Fixed Rate Balloon                                          8.50      New York                                               7.98
     Subtotal - (Total Fixed Rate)                        100.00      Illinois                                               7.53
Fully Amortizing Adjustable Rate                            0.00      Ohio                                                   6.26
-----------------------------------------------------------------     Maryland                                               5.52
Total                                                    100.00%      Pennsylvania                                           5.51
                                                                      Virginia                                               5.07
                                             % of Aggregate           States with < 5% Concentration                        48.73
Lien Position                               Principal Balance         ------------------------------------------------------------
                                                                      Total                                               100.00%
First                                                      96.69
Second                                                      3.31
-----------------------------------------------------------------
Total                                                    100.00%                                               % of Aggregate
                                                                      Property Type                          Principal Balance
                                             % of Aggregate           5 Family/Units                                         0.32
Loan Purpose                                Principal Balance         6 Family/Units                                         0.89
Cash Out                                                   56.77      7 Family/Units                                         0.19
Purchase                                                   14.20      8 Family/Units                                         0.06
Refinance - Rate/Term                                      29.04      Condo                                                  3.87
-----------------------------------------------------------------     Duplex                                                 5.67
Total                                                    100.00%      Quadruplex                                             0.40
                                                                      Row Home                                               0.33
                                             % of Aggregate           Single Family                                         87.53
Occupancy Status                            Principal Balance         Townhouse                                              0.22
Investment Non-Owner                                        4.85      Triplex                                                0.52
Primary                                                    94.32      ------------------------------------------------------------
                                                                      Total                                               100.00%
Secondary                                                   0.83
-----------------------------------------------------------------
Total                                                    100.00%
                                                                                                               % of Aggregate
                                             % of Aggregate           Prepayment Penalty Status              Principal Balance
Documentation Type                          Principal Balance         Loans with Prepayment Penalty                         85.70
Alt Doc                                                     1.85      Loans without Prepayment Penalty                      14.30
                                                                      ------------------------------------------------------------
Full Doc                                                   86.09      Total                                               100.00%
Lite Doc                                                    0.50
Stated Income                                              11.55                                               % of Aggregate
-----------------------------------------------------------------     Year of Origination                    Principal Balance
Total                                                    100.00%      2002                                                   1.28
                                                                      2003                                                  98.72
                                                                      ------------------------------------------------------------
                                                                      Total                                               100.00%


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                                       31

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP I MORTGAGE LOANS

                                                                                                 Percent of
                                                 Number of                Aggregate              Aggregate
Mortgage Rate (%)                              Mortgage Loans         Principal Balance      Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
 4.501 to  5.000                                             11            $2,332,114.08                  0.36%
 5.001 to  5.500                                             57            11,538,316.78                   1.78
 5.501 to  6.000                                            214            39,027,443.34                   6.02
 6.001 to  6.500                                            460            78,207,968.05                  12.07
 6.501 to  7.000                                          1,074           163,028,275.64                  25.16
 7.001 to  7.500                                          1,007           144,231,999.27                  22.26
 7.501 to  8.000                                            972           127,122,492.36                  19.62
 8.001 to  8.500                                            297            34,592,366.77                   5.34
 8.501 to  9.000                                            242            21,462,290.25                   3.31
 9.001 to  9.500                                            125             8,578,128.16                   1.32
 9.501 to 10.000                                            137             8,286,900.42                   1.28
10.001 to 10.500                                             63             2,887,342.25                   0.45
10.501 to 11.000                                             71             2,906,456.08                   0.45
11.001 to 11.500                                             29             1,208,305.59                   0.19
11.501 to 12.000                                             23               995,303.71                   0.15
12.001 to 12.500                                             14               568,285.20                   0.09
12.501 to 13.000                                             13               635,672.44                   0.10
13.001 to 13.500                                              6               193,957.56                   0.03
13.501 to 14.000                                              3                56,219.78                   0.01
----------------------------------------     -------------------     --------------------    -------------------
Total                                                     4,818          $647,859,837.73                100.00%
========================================     ===================     ====================    ===================



                                                                                                 Percent of
                                                  Number of                Aggregate              Aggregate
Combined Loan-to-Value Ratio                   Mortgage Loans         Principal Balance       Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
 5.01 to   10.00                                              1               $72,198.78                  0.01%
10.01 to   15.00                                              5               151,452.95                   0.02
15.01 to   20.00                                             10               357,881.02                   0.06
20.01 to   25.00                                              6               461,329.17                   0.07
25.01 to   30.00                                              9               660,650.61                   0.10
30.01 to   35.00                                             12             1,385,640.92                   0.21
35.01 to   40.00                                             29             2,924,634.06                   0.45
40.01 to   45.00                                             34             4,052,387.49                   0.63
45.01 to   50.00                                             49             5,410,121.60                   0.84
50.01 to   55.00                                             45             6,750,733.48                   1.04
55.01 to   60.00                                             78            11,388,798.22                   1.76
60.01 to   65.00                                            106            13,716,049.73                   2.12
65.01 to   70.00                                            177            23,772,876.39                   3.67
70.01 to   75.00                                            277            41,531,831.47                   6.41
75.01 to   80.00                                            635            93,227,590.56                  14.39
80.01 to   85.00                                            600            82,567,585.35                  12.74
85.01 to   90.00                                            918           130,707,023.97                  20.18
90.01 to   95.00                                            632            86,331,865.19                  13.33
95.01 to  100.00                                          1,195           142,389,186.77                  21.98
----------------------------------------     -------------------     --------------------    -------------------
Total                                                     4,818          $647,859,837.73                100.00%
========================================     ===================     ====================    ===================


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                                       32

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP I MORTGAGE LOANS

                                                                                               Percent of
                                                 Number of                Aggregate             Aggregate
Cut-Off Principal Balance ($)                 Mortgage Loans         Principal Balance       Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
      0.01 to  25,000.00                                    100            $1,981,895.64                  0.31%
 25,000.01 to  50,000.00                                    345            13,306,428.80                   2.05
 50,000.01 to  75,000.00                                    673            42,809,453.57                   6.61
 75,000.01 to 100,000.00                                    786            69,051,084.97                  10.66
100,000.01 to 125,000.00                                    757            85,808,568.92                  13.24
125,000.01 to 150,000.00                                    596            81,680,074.56                  12.61
150,000.01 to 175,000.00                                    411            66,530,616.19                  10.27
175,000.01 to 200,000.00                                    319            60,032,521.83                   9.27
200,000.01 to 225,000.00                                    221            46,916,118.29                   7.24
225,000.01 to 250,000.00                                    186            43,919,333.36                   6.78
250,000.01 to 275,000.00                                    121            31,779,618.08                   4.91
275,000.01 to 300,000.00                                     82            23,627,951.13                   3.65
300,000.01 to 325,000.00                                     48            15,029,342.77                   2.32
325,000.01 to 350,000.00                                     51            17,186,239.52                   2.65
350,000.01 to 375,000.00                                     40            14,505,203.45                   2.24
375,000.01 to 400,000.00                                     48            18,759,454.43                   2.90
400,000.01 to 425,000.00                                     14             5,761,766.16                   0.89
425,000.01 to 450,000.00                                     10             4,392,765.89                   0.68
450,000.01 to 475,000.00                                      4             1,849,305.11                   0.29
475,000.01 to 500,000.00                                      6             2,932,095.06                   0.45
----------------------------------------     -------------------     --------------------    -------------------
Total                                                     4,818          $647,859,837.73                100.00%
========================================     ===================     ====================    ===================



                                                                                                Percent of
                                                 Number of                Aggregate             Aggregate
Prepayment Penalty Period (Months)            Mortgage Loans         Principal Balance       Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
No Prepayment Penalty                                       806           $92,643,490.89                 14.30%
 6                                                            4               728,369.37                   0.11
12                                                          478            83,265,587.14                  12.85
24                                                          317            46,032,717.58                   7.11
30                                                            1                30,391.56                   0.00
36                                                        2,447           329,941,786.43                  50.93
42                                                            4               590,633.26                   0.09
48                                                            6             1,030,093.37                   0.16
60                                                          755            93,596,768.13                  14.45
----------------------------------------     -------------------     --------------------    -------------------
Total                                                     4,818          $647,859,837.73                100.00%
========================================     ===================     ====================    ===================


--------------------------------------------------------------------------------
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                                       33

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP I MORTGAGE LOANS

                                                                                                Percent of
                                                 Number of                Aggregate              Aggregate
Remaining Term to Maturity (Months)            Mortgage Loans         Principal Balance      Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
 49 to  60                                                   10            $1,759,304.42                  0.27%
109 to 120                                                   72             9,487,452.27                   1.46
157 to 168                                                   20             1,162,355.71                   0.18
169 to 180                                                  862            77,617,861.66                  11.98
217 to 228                                                    6               221,535.69                   0.03
229 to 240                                                  321            30,916,207.05                   4.77
289 to 300                                                   18             2,408,021.34                   0.37
337 to 348                                                   12             1,724,111.66                   0.27
349 to 360                                                3,497           522,562,987.93                  80.66
----------------------------------------     -------------------     --------------------    -------------------
Total                                                     4,818          $647,859,837.73                100.00%
========================================     ===================     ====================    ===================



                                                                                                Percent of
                                                 Number of                Aggregate              Aggregate
Seasoning (Months)                             Mortgage Loans         Principal Balance      Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
 0                                                           27            $4,337,921.00                  0.67%
 1 to 12                                                  4,763           641,262,007.15                  98.98
13 to 24                                                     28             2,259,909.58                   0.35
----------------------------------------     -------------------     --------------------    -------------------
Total                                                     4,818          $647,859,837.73                100.00%
========================================     ===================     ====================    ===================



                                                                                               Percent of
                                                  Number of                Aggregate             Aggregate
Credit Grade                                   Mortgage Loans         Principal Balance      Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
A                                                         3,858          $521,010,793.58                 80.42%
B                                                           710            95,792,038.50                  14.79
C                                                           250            31,057,005.65                   4.79
----------------------------------------     -------------------     --------------------    -------------------
Total                                                     4,818          $647,859,837.73                100.00%
========================================     ===================     ====================    ===================

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--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP I MORTGAGE LOANS

                                                                                                Percent of
                                                  Number of                Aggregate            Aggregate
FICO Score                                     Mortgage Loans         Principal Balance      Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
526 to 550                                                  200           $25,420,416.22                  3.92%
551 to 575                                                  302            39,670,246.10                   6.12
576 to 600                                                  476            66,243,376.36                  10.22
601 to 625                                                  868           115,419,881.15                  17.82
626 to 650                                                1,142           146,978,151.15                  22.69
651 to 675                                                  831           112,213,667.71                  17.32
676 to 700                                                  460            64,950,998.51                  10.03
701 to 725                                                  239            35,514,449.98                   5.48
726 to 750                                                  151            20,686,651.06                   3.19
751 to 775                                                  102            14,106,838.58                   2.18
776 to 800                                                   41             5,730,005.67                   0.88
801 to 825                                                    6               925,155.24                   0.14
----------------------------------------     -------------------     --------------------    -------------------
Total                                                     4,818          $647,859,837.73                100.00%
========================================     ===================     ====================    ===================


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                                       35

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP I MORTGAGE LOANS

                                                                                                Percent of
                                                 Number of                Aggregate              Aggregate
Geographic Location                            Mortgage Loans         Principal Balance      Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
California                                                  528           $86,721,227.24                 13.39%
New York                                                    261            51,684,024.22                   7.98
Illinois                                                    298            48,770,059.88                   7.53
Ohio                                                        352            40,574,205.95                   6.26
Maryland                                                    241            35,755,840.27                   5.52
Pennsylvania                                                345            35,716,494.80                   5.51
Virginia                                                    236            32,837,796.04                   5.07
New Jersey                                                  176            29,302,067.12                   4.52
Florida                                                     214            24,629,521.75                   3.80
Georgia                                                     175            22,364,321.15                   3.45
North Carolina                                              157            20,375,044.95                   3.14
Massachusetts                                               112            20,095,484.46                   3.10
Michigan                                                    169            18,199,455.26                   2.81
Connecticut                                                 106            15,882,832.68                   2.45
Minnesota                                                    94            15,453,004.28                   2.39
South Carolina                                              137            15,290,484.04                   2.36
Tennessee                                                   126            13,666,667.49                   2.11
Indiana                                                     135            13,090,861.90                   2.02
Missouri                                                    135            13,067,312.77                   2.02
Kentucky                                                    114            12,101,311.80                   1.87
Arizona                                                      80             9,382,539.54                   1.45
Rhode Island                                                 61             8,447,594.33                   1.30
Kansas                                                       70             7,694,985.15                   1.19
Wisconsin                                                    59             7,029,395.47                   1.09
Colorado                                                     52             6,583,578.28                   1.02
Washington                                                   50             6,244,142.08                   0.96
Nevada                                                       46             5,416,131.58                   0.84
Delaware                                                     29             4,178,409.16                   0.64
South Dakota                                                 44             3,946,901.81                   0.61
Oregon                                                       30             3,192,171.17                   0.49
Oklahoma                                                     36             3,072,737.07                   0.47
Nebraska                                                     24             2,535,629.45                   0.39
New Hampshire                                                18             2,352,953.05                   0.36
Idaho                                                        11             2,121,051.98                   0.33
New Mexico                                                   23             2,016,661.23                   0.31
Maine                                                        14             1,939,652.09                   0.30
Iowa                                                         25             1,864,641.58                   0.29
Texas                                                        12             1,746,070.90                   0.27
Utah                                                         12             1,387,350.46                   0.21
Montana                                                       7               868,364.85                   0.13
North Dakota                                                  3               183,849.05                   0.03
Wyoming                                                       1                77,009.40                   0.01
----------------------------------------     -------------------     --------------------    -------------------
Total                                                     4,818          $647,859,837.73                100.00%
========================================     ===================     ====================    ===================


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                                       36

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP II MORTGAGE LOANS

# of Mortgage Loans                                        2,339
Aggregate Outstanding Prn. Bal.                  $354,256,765.54
Aggregate Original Prn Bal.                      $355,140,304.20

                                                         Minimum                      Maximum                              Average
                                                         -------                      -------                              -------
Outstanding Prn Bal.                                  $18,805.79                  $499,000.00                          $151,456.51
Original Prn. Bal.                                    $19,000.00                  $499,000.00                          $151,834.25

                                                         Minimum                      Maximum                     Weighted Average
                                                         -------                      -------                     ----------------
Original LTV Ratio                                       23.750%                     100.000%                              87.400%
Original CLTV Ratio                                      23.750%                     100.000%                              87.400%
Effective Original CLTV Ratio (w/MI to
80)                                                      23.750%                     100.000%                              82.716%
Mortgage Rate                                             4.990%                      10.990%                               7.268%
Original Term (Months)                                       360                          360                                  360
Remaining Term (Months)                                      340                          360                                  357
Seasoning (Months)                                             1                           20                                    3
Credit Score                                                 526                          806                                  634

                                                        Earliest                       Latest
                                                        --------                       ------
Origination Date                                        01/03/02                     09/18/03
Maturity Date                                           02/01/32                     10/01/33

----------------------------------------------------------------------------------------------------------------------------------
                                             % of Aggregate                                                   % of Aggregate
Product Type                                Principal Balance          Geographic Concentration (> 5%)       Principal Balance
Fully Amortizing Fixed Rate                                 0.00       California                                           18.20
Fixed Rate Balloon                                          0.00       Illinois                                             12.07
     Subtotal - (Total Fixed Rate)                          0.00       Michigan                                              8.50
Fully Amortizing Adjustable Rate                          100.00       Wisconsin                                             5.96
-----------------------------------------------------------------      States with < 5% Concentration                       55.27
Total                                                    100.00%       -----------------------------------------------------------
                                                                       Total                                              100.00%

                                             % of Aggregate
Lien Position                               Principal Balance                                                 % of Aggregate
First                                                     100.00       Property Type                         Principal Balance
Second                                                      0.00       Condo                                                 4.89
-----------------------------------------------------------------      Duplex                                                6.98
Total                                                    100.00%       Quadruplex                                            0.44
                                                                       Row Home                                              0.30
                                             % of Aggregate            Single Family                                        86.49
Loan Purpose                                Principal Balance          Townhouse                                             0.39
Cash Out                                                   56.05       Triplex                                               0.50
Purchase                                                   31.86       -----------------------------------------------------------
                                                                       Total                                              100.00%
Refinance - Rate/Term                                      12.09
-----------------------------------------------------------------
Total                                                    100.00%
                                                                                                              % of Aggregate
                                             % of Aggregate            Prepayment Penalty Status             Principal Balance
Occupancy Status                            Principal Balance          Loans with Prepayment Penalty                        80.78
Investment Non-Owner                                        2.83       Loans without Prepayment Penalty                     19.22
                                                                       -----------------------------------------------------------
Primary                                                    96.19       Total                                              100.00%
Secondary                                                   0.98
-----------------------------------------------------------------
Total                                                    100.00%                                              % of Aggregate
                                                                       Year of Origination                   Principal Balance
                                             % of Aggregate            2002                                                  1.97
Documentation Type                          Principal Balance          2003                                                 98.03
                                                                       -----------------------------------------------------------
Alt Doc                                                     2.69       Total                                              100.00%
Full Doc                                                   81.87
Lite Doc                                                    0.58
Stated Income                                              14.86
-----------------------------------------------------------------
Total                                                    100.00%

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                                       37

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP II MORTGAGE LOANS

                                                       Minimum                       Maximum                        Weighted Average
                                                       -------                       -------                        ----------------
Margin                                                  3.500%                       11.990%                                  6.594%
Maximum Mortgage Rate                                  10.950%                       18.750%                                 13.520%
Minimum Mortgage Rate                                   4.990%                       10.990%                                  7.267%
Initial Rate Cap                                        1.000%                        5.750%                                  2.925%
Periodic Rate Cap                                       1.000%                        1.500%                                  1.201%
Months to Next Adjustment                                    4                            35                                      22


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                                       38

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP II MORTGAGE LOANS

                                                                                                    Percent of
                                                   Number of                Aggregate               Aggregate
Mortgage Rate (%)                                Mortgage Loans         Principal Balance       Principal Balance
-----------------------------------------     --------------------     -------------------      --------------------
 4.501 to  5.000                                                1             $259,372.74                     0.07%
 5.001 to  5.500                                               15            3,026,825.37                      0.85
 5.501 to  6.000                                              105           18,233,708.23                      5.15
 6.001 to  6.500                                              288           51,000,156.32                     14.40
 6.501 to  7.000                                              522           88,452,262.61                     24.97
 7.001 to  7.500                                              516           79,746,694.34                     22.51
 7.501 to  8.000                                              498           70,359,754.18                     19.86
 8.001 to  8.500                                              191           23,059,414.95                      6.51
 8.501 to  9.000                                              108           11,094,852.02                      3.13
 9.001 to  9.500                                               52            5,481,335.04                      1.55
 9.501 to 10.000                                               32            2,855,115.93                      0.81
10.001 to 10.500                                                7              445,559.72                      0.13
10.501 to 11.000                                                4              241,714.09                      0.07
-----------------------------------------     --------------------     -------------------      --------------------
Total                                                       2,339         $354,256,765.54                   100.00%
=========================================     ====================     ===================      ====================



                                                                                                 Percent of
                                                  Number of                Aggregate              Aggregate
Combined Loan-to-Value Ratio                   Mortgage Loans         Principal Balance       Principal Balance
-----------------------------------------     --------------------     -------------------      --------------------
20.01 to   25.00                                                1              $18,805.79                     0.01%
25.01 to   30.00                                                1               83,830.72                      0.02
30.01 to   35.00                                                3              259,244.93                      0.07
35.01 to   40.00                                                1               50,000.00                      0.01
40.01 to   45.00                                               12            1,163,378.16                      0.33
45.01 to   50.00                                               15            1,796,618.55                      0.51
50.01 to   55.00                                               10            1,087,774.20                      0.31
55.01 to   60.00                                               16            1,916,764.55                      0.54
60.01 to   65.00                                               38            5,166,910.24                      1.46
65.01 to   70.00                                               63            8,681,271.81                      2.45
70.01 to   75.00                                              127           16,898,517.01                      4.77
75.01 to   80.00                                              429           65,223,469.64                     18.41
80.01 to   85.00                                              292           42,816,102.55                     12.09
85.01 to   90.00                                              566           87,006,975.99                     24.56
90.01 to   95.00                                              280           44,601,597.63                     12.59
95.01 to 100.00                                               485           77,485,503.77                     21.87
-----------------------------------------     --------------------     -------------------      --------------------
Total                                                       2,339         $354,256,765.54                   100.00%
=========================================     ====================     ===================      ====================


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                                       39

Subject to Revision - Computational Materials Dated October 15, 2003


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP II MORTGAGE LOANS

                                                                                               Percent of
                                                 Number of                Aggregate             Aggregate
Cut Off Date Principal Balance ($)             Mortgage Loans         Principal Balance       Principal Balance
-----------------------------------------     --------------------     -------------------      --------------------
      0.01 to  25,000.00                                        3              $65,532.17                     0.02%
 25,000.01 to  50,000.00                                       78            3,289,360.84                      0.93
 50,000.01 to  75,000.00                                      235           14,770,293.91                      4.17
 75,000.01 to 100,000.00                                      366           32,100,449.71                      9.06
100,000.01 to 125,000.00                                      387           43,615,688.41                     12.31
125,000.01 to 150,000.00                                      336           46,054,343.86                     13.00
150,000.01 to 175,000.00                                      249           40,402,971.35                     11.40
175,000.01 to 200,000.00                                      190           35,647,759.77                     10.06
200,000.01 to 225,000.00                                      108           22,967,504.66                      6.48
225,000.01 to 250,000.00                                       97           22,969,121.05                      6.48
250,000.01 to 275,000.00                                       68           17,902,229.31                      5.05
275,000.01 to 300,000.00                                       71           20,471,093.48                      5.78
300,000.01 to 325,000.00                                       36           11,183,604.04                      3.16
325,000.01 to 350,000.00                                       43           14,558,357.12                      4.11
350,000.01 to 375,000.00                                       29           10,474,199.56                      2.96
375,000.01 to 400,000.00                                       22            8,526,188.72                      2.41
400,000.01 to 425,000.00                                        8            3,261,775.32                      0.92
425,000.01 to 450,000.00                                        5            2,183,244.16                      0.62
450,000.01 to 475,000.00                                        4            1,841,210.63                      0.52
475,000.01 to 500,000.00                                        4            1,971,837.47                      0.56
-----------------------------------------     --------------------     -------------------      --------------------
Total                                                       2,339         $354,256,765.54                   100.00%
=========================================     ====================     ===================      ====================



                                                                                                Percent of
                                                 Number of                Aggregate             Aggregate
Prepayment Penalty Period (Months)            Mortgage Loans         Principal Balance       Principal Balance
-----------------------------------------     --------------------     -------------------      --------------------
No Prepayment Penalty                                         467          $68,092,018.56                    19.22%
 6                                                              3              847,408.42                      0.24
12                                                            139           27,456,511.71                      7.75
24                                                          1,269          188,615,534.24                     53.24
30                                                             15            3,419,749.69                      0.97
36                                                            438           64,331,177.04                     18.16
48                                                              1               98,026.99                      0.03
60                                                              7            1,396,338.89                      0.39
-----------------------------------------     --------------------     -------------------      --------------------
Total                                                       2,339         $354,256,765.54                   100.00%
=========================================     ====================     ===================      ====================



                                                                                                Percent of
                                                 Number of                Aggregate              Aggregate
Remaining Term to Maturity (Months)            Mortgage Loans         Principal Balance      Principal Balance
-----------------------------------------     --------------------     -------------------      --------------------
337 to 348                                                     32           $3,432,197.62                     0.97%
349 to 360                                                   2307          350,824,567.92                     99.03
-----------------------------------------     --------------------     -------------------      --------------------
Total                                                       2,339         $354,256,765.54                   100.00%
=========================================     ====================     ===================      ====================


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                                       40

Subject to Revision - Computational Materials Dated October 15, 2003'

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP II MORTGAGE LOANS

                                                                                                Percent of
                                                 Number of                Aggregate              Aggregate
Seasoning (Months)                             Mortgage Loans         Principal Balance      Principal Balance
-----------------------------------------     --------------------     -------------------      --------------------
 0                                                             45           $8,707,320.00                     2.46%
 1 to 12                                                    2,272          343,490,347.30                     96.96
13 to 24                                                       22            2,059,098.24                      0.58
-----------------------------------------     --------------------     -------------------      --------------------
Total                                                       2,339         $354,256,765.54                   100.00%
=========================================     ====================     ===================      ====================



                                                                                               Percent of
                                                  Number of                Aggregate             Aggregate
Credit Grade                                   Mortgage Loans         Principal Balance      Principal Balance
-----------------------------------------     --------------------     -------------------      --------------------
A                                                           1,711         $272,593,476.30                    76.95%
B                                                             400           54,519,211.19                     15.39
C                                                             228           27,144,078.05                      7.66
-----------------------------------------     --------------------     -------------------      --------------------
Total                                                       2,339         $354,256,765.54                   100.00%
=========================================     ====================     ===================      ====================



                                                                                                Percent of
                                                  Number of                Aggregate            Aggregate
FICO Score                                     Mortgage Loans         Principal Balance      Principal Balance
-----------------------------------------     --------------------     -------------------      --------------------
Unknown                                                         1             $177,342.64                     0.05%
526 to 550                                                    122           15,496,640.45                      4.37
551 to 575                                                    224           28,489,194.26                      8.04
576 to 600                                                    328           47,969,105.12                     13.54
601 to 625                                                    459           69,676,001.19                     19.67
626 to 650                                                    490           74,268,462.86                     20.96
651 to 675                                                    326           54,295,612.89                     15.33
676 to 700                                                    170           27,758,208.83                      7.84
701 to 725                                                    107           16,591,345.54                      4.68
726 to 750                                                     58            9,761,350.09                      2.76
751 to 775                                                     43            7,832,915.74                      2.21
776 to 800                                                     10            1,509,554.58                      0.43
801 to 825                                                      1              431,031.35                      0.12
-----------------------------------------     --------------------     -------------------      --------------------
Total                                                       2,339         $354,256,765.54                   100.00%
=========================================     ====================     ===================      ====================


--------------------------------------------------------------------------------
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                                       41

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                             GROUP II MORTGAGE LOANS

                                                                                                Percent of
                                                 Number of                Aggregate              Aggregate
Geographic Location                            Mortgage Loans         Principal Balance      Principal Balance
-----------------------------------------     --------------------     -------------------      --------------------
California                                                    286          $64,466,697.14                    18.20%
Illinois                                                      250           42,762,083.78                     12.07
Michigan                                                      234           30,095,363.38                      8.50
Wisconsin                                                     157           21,115,173.44                      5.96
North Carolina                                                125           17,076,259.66                      4.82
Minnesota                                                      83           13,630,113.38                      3.85
Pennsylvania                                                  122           12,827,069.49                      3.62
New Jersey                                                     72           12,715,255.32                      3.59
Missouri                                                       90           11,407,659.38                      3.22
Ohio                                                           93           11,226,492.88                      3.17
Florida                                                        72            9,683,755.85                      2.73
South Dakota                                                   83            8,418,127.95                      2.38
Georgia                                                        50            7,369,930.66                      2.08
Arizona                                                        48            6,876,345.20                      1.94
Tennessee                                                      57            6,726,670.97                      1.90
Massachusetts                                                  33            6,649,646.73                      1.88
Kansas                                                         46            6,250,065.75                      1.76
Virginia                                                       30            6,022,885.35                      1.70
Indiana                                                        53            5,958,535.10                      1.68
New York                                                       23            5,534,387.33                      1.56
Connecticut                                                    31            5,146,953.15                      1.45
Kentucky                                                       43            5,027,845.50                      1.42
Maryland                                                       32            4,701,847.44                      1.33
Nevada                                                         27            4,387,771.04                      1.24
South Carolina                                                 35            4,178,076.47                      1.18
Colorado                                                       22            3,907,240.54                      1.10
Washington                                                     20            2,927,722.68                      0.83
Rhode Island                                                   15            2,582,603.04                      0.73
Oregon                                                         13            2,045,535.64                      0.58
Montana                                                        16            2,012,029.15                      0.57
New Mexico                                                     10            1,762,559.09                      0.50
Iowa                                                           17            1,732,294.81                      0.49
New Hampshire                                                   6            1,292,292.49                      0.36
Nebraska                                                       10            1,052,235.43                      0.30
Delaware                                                        5            1,002,246.96                      0.28
Idaho                                                           6              908,919.26                      0.26
Oklahoma                                                        7              630,240.55                      0.18
North Dakota                                                    5              547,805.17                      0.15
Texas                                                           5              521,199.38                      0.15
Maine                                                           4              490,601.15                      0.14
Utah                                                            2              506,108.19                      0.14
Wyoming                                                         1               80,119.67                      0.02
-----------------------------------------     --------------------     -------------------      --------------------
Total                                                       2,339         $354,256,765.54                   100.00%
=========================================     ====================     ===================      ====================



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                                       42

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                            GROUP IIA MORTGAGE LOANS

# of Mortgage Loans                                        2,121
Aggregate Outstanding Prn. Bal.                  $300,000,305.47
Aggregate Original Prn Bal.                      $300,757,392.20

                                                         Minimum                     Maximum                                 Average
                                                         -------                     -------                                 -------
Outstanding Prn Bal.                                  $18,805.79                 $399,341.05                             $141,442.86
Original Prn. Bal.                                    $19,000.00                 $400,000.00                             $141,799.81

                                                         Minimum                     Maximum                        Weighted Average
                                                         -------                     -------                        ----------------
Original LTV Ratio                                       23.750%                    100.000%                                 87.402%
Original CLTV Ratio                                      23.750%                    100.000%                                 87.402%
Effective Original CLTV Ratio (w/MI to
80)                                                      23.750%                    100.000%                                 82.627%
Mortgage Rate                                             4.990%                     10.990%                                  7.269%
Original Term (Months)                                       360                         360                                     360
Remaining Term (Months)                                      340                         360                                     357
Seasoning (Months)                                             1                          20                                       3
Credit Score                                                 526                         790                                     634

                                                        Earliest                      Latest
                                                        --------                      ------
Origination Date                                        01/03/02                    09/18/03
Maturity Date                                           02/01/32                    10/01/33

---------------------------------------------------------------------------------------------------------------------------------
                                             % of Aggregate                                                   % of Aggregate
Product Type                                Principal Balance         Geographic Concentration (> 5%)       Principal Balance
Fully Amortizing Fixed Rate                                 0.00      California                                           16.13
Fixed Rate Balloon                                          0.00      Illinois                                             12.97
     Subtotal - (Total Fixed Rate)                          0.00      Michigan                                              8.56
Fully Amortizing Adjustable Rate                          100.00      Wisconsin                                             6.37
-----------------------------------------------------------------     States with < 5% Concentration                       55.97
Total                                                    100.00%      -----------------------------------------------------------
                                                                      Total                                              100.00%

                                             % of Aggregate
Lien Position                               Principal Balance                                                 % of Aggregate
First                                                     100.00      Property Type                         Principal Balance
Second                                                      0.00      Condo                                                 5.05
-----------------------------------------------------------------     Duplex                                                7.86
Total                                                    100.00%      Quadruplex                                            0.52
                                                                      Row Home                                              0.35
                                             % of Aggregate           Single Family                                        85.15
Loan Purpose                                Principal Balance         Townhouse                                             0.46
Cash Out                                                   56.39      Triplex                                               0.59
Purchase                                                   31.73      -----------------------------------------------------------
                                                                      Total                                              100.00%
Refinance - Rate/Term                                      11.87
-----------------------------------------------------------------
Total                                                    100.00%
                                                                                                              % of Aggregate
                                             % of Aggregate           Prepayment Penalty Status             Principal Balance
Occupancy Status                            Principal Balance         Loans with Prepayment Penalty                        80.64
Investment Non-Owner                                        3.18      Loans without Prepayment Penalty                     19.36
Primary                                                    95.82      Total                                              100.00%
Secondary                                                   1.00
-----------------------------------------------------------------
Total                                                    100.00%                                              % of Aggregate
                                                                      Year of Origination                   Principal Balance
                                             % of Aggregate           2002                                                  2.05
Documentation Type                          Principal Balance         2003                                                 97.95
Alt Doc                                                     2.43      -----------------------------------------------------------
Full Doc                                                   82.44      Total                                              100.00%
Lite Doc                                                    0.68
Stated Income                                              14.45
-----------------------------------------------------------------
Total                                                    100.00%



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                                       43

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                            GROUP IIA MORTGAGE LOANS

                                                       Minimum                      Maximum                        Weighted Average
                                                       -------                      -------                        ----------------
Margin                                                  3.500%                      11.990%                                  6.589%
Maximum Mortgage Rate                                  10.990%                      18.750%                                 13.516%
Minimum Mortgage Rate                                   4.990%                      10.990%                                  7.267%
Initial Rate Cap                                        1.000%                       5.750%                                  2.934%
Periodic Rate Cap                                       1.000%                       1.500%                                  1.209%
Months to Next Adjustment                                    4                           35                                      22


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                                       44

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                            GROUP IIA MORTGAGE LOANS

                                                                                                 Percent of
                                                 Number of                Aggregate              Aggregate
Mortgage Rate (%)                              Mortgage Loans         Principal Balance      Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
 4.501 to  5.000                                              1              $259,372.74                  0.09%
 5.001 to  5.500                                             13             2,181,219.42                   0.73
 5.501 to  6.000                                             99            15,906,346.33                   5.30
 6.001 to  6.500                                            266            44,067,147.53                  14.69
 6.501 to  7.000                                            479            73,334,886.17                  24.44
 7.001 to  7.500                                            472            67,559,269.94                  22.52
 7.501 to  8.000                                            447            60,926,630.84                  20.31
 8.001 to  8.500                                            164            18,325,947.35                   6.11
 8.501 to  9.000                                             93             9,219,591.32                   3.07
 9.001 to  9.500                                             49             5,262,878.60                   1.75
 9.501 to 10.000                                             28             2,341,374.94                   0.78
10.001 to 10.500                                              6               373,926.20                   0.12
10.501 to 11.000                                              4               241,714.09                   0.08
----------------------------------------     -------------------     --------------------    -------------------
Total                                                     2,121          $300,000,305.47                100.00%
========================================     ===================     ====================    ===================



                                                                                                 Percent of
                                                  Number of                Aggregate              Aggregate
Combined Loan-to-Value Ratio                   Mortgage Loans         Principal Balance       Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
20.01 to   25.00                                              1               $18,805.79                  0.01%
25.01 to   30.00                                              1                83,830.72                   0.03
30.01 to   35.00                                              3               259,244.93                   0.09
35.01 to   40.00                                              1                50,000.00                   0.02
40.01 to   45.00                                             11             1,013,714.22                   0.34
45.01 to   50.00                                             14             1,731,842.78                   0.58
50.01 to   55.00                                              9               949,960.38                   0.32
55.01 to   60.00                                             12             1,528,878.98                   0.51
60.01 to   65.00                                             34             4,175,068.03                   1.39
65.01 to   70.00                                             59             7,741,060.64                   2.58
70.01 to   75.00                                            116            15,043,836.36                   5.01
75.01 to   80.00                                            393            55,291,113.18                  18.43
80.01 to   85.00                                            245            34,490,920.28                  11.50
85.01 to   90.00                                            521            72,669,700.02                  24.22
90.01 to   95.00                                            258            38,473,119.90                  12.82
95.01 to  100.00                                            443            66,479,209.26                  22.16
----------------------------------------     -------------------     --------------------    -------------------
Total                                                     2,121          $300,000,305.47                100.00%
========================================     ===================     ====================    ===================


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                                       45

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                            GROUP IIA MORTGAGE LOANS

                                                                                               Percent of
                                                 Number of                Aggregate             Aggregate
Cut-Off Date Principal Balance ($)             Mortgage Loans         Principal Balance       Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
      0.01 to  25,000.00                                      3               $65,532.17                  0.02%
 25,000.01 to  50,000.00                                     77             3,239,467.61                   1.08
 50,000.01 to  75,000.00                                    218            13,692,344.04                   4.56
 75,000.01 to 100,000.00                                    342            30,001,732.78                  10.00
100,000.01 to 125,000.00                                    367            41,388,128.82                  13.80
125,000.01 to 150,000.00                                    317            43,355,198.31                  14.45
150,000.01 to 175,000.00                                    243            39,453,468.91                  13.15
175,000.01 to 200,000.00                                    179            33,612,586.20                  11.20
200,000.01 to 225,000.00                                    103            21,894,655.02                   7.30
225,000.01 to 250,000.00                                     95            22,492,776.25                   7.50
250,000.01 to 275,000.00                                     65            17,103,113.57                   5.70
275,000.01 to 300,000.00                                     68            19,602,661.99                   6.53
300,000.01 to 325,000.00                                     34            10,537,238.06                   3.51
325,000.01 to 350,000.00                                      6             2,022,302.67                   0.67
350,000.01 to 375,000.00                                      1               350,596.78                   0.12
375,000.01 to 400,000.00                                      3             1,188,502.29                   0.40
----------------------------------------     -------------------     --------------------    -------------------
Total                                                     2,121          $300,000,305.47                100.00%
========================================     ===================     ====================    ===================



                                                                                                Percent of
                                                 Number of                Aggregate             Aggregate
Prepayment Penalty Period (Months)            Mortgage Loans         Principal Balance       Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
No Prepayment Penalty                                       436           $58,076,182.78                 19.36%
 6                                                            2               486,781.23                   0.16
12                                                          118            20,713,387.66                   6.90
24                                                        1,170           164,047,652.33                  54.68
30                                                           13             2,689,611.38                   0.90
36                                                          382            53,986,690.09                  18.00
----------------------------------------     -------------------     --------------------    -------------------
Total                                                     2,121          $300,000,305.47                100.00%
========================================     ===================     ====================    ===================



                                                                                                Percent of
                                                 Number of                Aggregate              Aggregate
Remaining Term to Maturity (Months)            Mortgage Loans         Principal Balance      Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
337 to 348                                                   31            $3,352,077.95                  1.12%
349 to 360                                                2,090           296,648,227.52                  98.88
----------------------------------------     -------------------     --------------------    -------------------
Total                                                     2,121          $300,000,305.47                100.00%
========================================     ===================     ====================    ===================


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                                       46

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                            GROUP IIA MORTGAGE LOANS

                                                                                                Percent of
                                                 Number of                Aggregate              Aggregate
Seasoning (Months)                             Mortgage Loans         Principal Balance      Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
 0                                                           37            $5,601,870.00                  1.87%
 1 to 12                                                  2,063           292,419,456.90                  97.47
13 to 24                                                     21             1,978,978.57                   0.66
----------------------------------------     -------------------     --------------------    -------------------
Total                                                     2,121          $300,000,305.47                100.00%
========================================     ===================     ====================    ===================



                                                                                               Percent of
                                                  Number of                Aggregate             Aggregate
Credit Grade                                   Mortgage Loans         Principal Balance      Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
A                                                         1,573          $231,448,590.82                 77.15%
B                                                           362            47,137,178.80                  15.71
C                                                           186            21,414,535.85                   7.14
----------------------------------------     -------------------     --------------------    -------------------
Total                                                     2,121          $300,000,305.47                100.00%
========================================     ===================     ====================    ===================



                                                                                                Percent of
                                                  Number of                Aggregate            Aggregate
FICO Score                                     Mortgage Loans         Principal Balance      Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
Unknown                                                       1              $177,342.64                  0.06%
526 to 550                                                   98            12,517,452.57                   4.17
551 to 575                                                  194            23,653,569.80                   7.88
576 to 600                                                  293            40,297,569.31                  13.43
601 to 625                                                  424            59,427,701.96                  19.81
626 to 650                                                  454            63,610,511.20                  21.20
651 to 675                                                  299            46,309,765.65                  15.44
676 to 700                                                  158            23,911,564.54                   7.97
701 to 725                                                  103            15,327,736.24                   5.11
726 to 750                                                   51             7,749,428.21                   2.58
751 to 775                                                   36             5,508,108.77                   1.84
776 to 800                                                   10             1,509,554.58                   0.50
----------------------------------------     -------------------     --------------------    -------------------
Total                                                     2,121          $300,000,305.47                100.00%
========================================     ===================     ====================    ===================

--------------------------------------------------------------------------------
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         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                            GROUP IIA MORTGAGE LOANS

                                                                                                Percent of
                                                 Number of                Aggregate              Aggregate
Geographic Location                            Mortgage Loans         Principal Balance      Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
California                                                  239           $48,387,706.33                 16.13%
Illinois                                                    229            38,908,927.33                  12.97
Michigan                                                    208            25,688,126.43                   8.56
Wisconsin                                                   147            19,124,303.73                   6.37
North Carolina                                              118            14,857,303.98                   4.95
Pennsylvania                                                115            11,398,936.52                   3.80
Minnesota                                                    72            10,692,113.17                   3.56
Ohio                                                         87            10,444,102.11                   3.48
Missouri                                                     86            10,307,912.60                   3.44
New Jersey                                                   61             8,829,150.98                   2.94
Florida                                                      65             8,461,719.85                   2.82
South Dakota                                                 82             8,364,155.94                   2.79
Georgia                                                      48             6,829,917.25                   2.28
Arizona                                                      46             6,496,125.44                   2.17
Massachusetts                                                32             6,302,785.32                   2.10
Tennessee                                                    55             6,243,940.21                   2.08
Kansas                                                       44             5,405,635.98                   1.80
Indiana                                                      48             5,134,811.45                   1.71
New York                                                     20             4,518,736.11                   1.51
South Carolina                                               34             4,080,120.53                   1.36
Kentucky                                                     38             4,014,075.36                   1.34
Nevada                                                       24             3,747,470.37                   1.25
Connecticut                                                  25             3,615,958.53                   1.21
Maryland                                                     26             3,565,596.04                   1.19
Colorado                                                     20             3,200,399.27                   1.07
Virginia                                                     19             3,152,572.59                   1.05
Rhode Island                                                 15             2,582,603.04                   0.86
Washington                                                   17             2,540,144.86                   0.85
Oregon                                                       13             2,045,535.64                   0.68
Montana                                                      16             2,012,029.15                   0.67
Iowa                                                         16             1,640,412.55                   0.55
New Mexico                                                    9             1,311,339.60                   0.44
Nebraska                                                     10             1,052,235.43                   0.35
Delaware                                                      5             1,002,246.96                   0.33
Idaho                                                         6               908,919.26                   0.30
Oklahoma                                                      7               630,240.55                   0.21
North Dakota                                                  5               547,805.17                   0.18
Texas                                                         5               521,199.38                   0.17
Utah                                                          2               506,108.19                   0.17
Maine                                                         4               490,601.15                   0.16
New Hampshire                                                 3               436,281.12                   0.15
----------------------------------------     -------------------     --------------------    -------------------
Total                                                     2,121          $300,000,305.47                100.00%
========================================     ===================     ====================    ===================


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--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                            GROUP IIB MORTGAGE LOANS

# of Mortgage Loans                                          218
Aggregate Outstanding Prn. Bal.                   $54,256,460.07
Aggregate Original Prn Bal.                       $54,382,912.00

                                                         Minimum                      Maximum                          Average
                                                         -------                      -------                          -------
Outstanding Prn Bal.                                  $49,893.23                  $499,000.00                      $248,882.84
Original Prn. Bal.                                    $50,000.00                  $499,000.00                      $249,462.90

                                                         Minimum                      Maximum                 Weighted Average
                                                         -------                      -------                 ----------------
Original LTV Ratio                                       44.379%                     100.000%                          87.387%
Original CLTV Ratio                                      44.379%                     100.000%                          87.387%
Effective Original CLTV Ratio (w/MI to
80)                                                      44.379%                     100.000%                          83.204%
Mortgage Rate                                             5.240%                      10.500%                           7.264%
Original Term (Months)                                       360                          360                              360
Remaining Term (Months)                                      343                          360                              357
Seasoning (Months)                                             1                           17                                3
Credit Score                                                 526                          806                              634

                                                        Earliest                       Latest
                                                        --------                       ------
Origination Date                                        04/10/02                     09/16/03
Maturity Date                                           05/01/32                     10/01/33

----------------------------------------------------------------------------------------------------------------------------------
                                             % of Aggregate                                                    % of Aggregate
Product Type                                Principal Balance         Geographic Concentration (> 5%)        Principal Balance
Fully Amortizing Fixed Rate                                 0.00      California                                            29.64
Fixed Rate Balloon                                          0.00      Michigan                                               8.12
     Subtotal - (Total Fixed Rate)                          0.00      New Jersey                                             7.16
Fully Amortizing Adjustable Rate                          100.00      Illinois                                               7.10
-----------------------------------------------------------------     Minnesota                                              5.42
Total                                                    100.00%      Virginia                                               5.29
                                                                      States with < 5% Concentration                        37.27
                                                                      ------------------------------------------------------------
                                             % of Aggregate           Total                                               100.00%
Lien Position                               Principal Balance
First                                                     100.00
Second                                                      0.00                                               % of Aggregate
-----------------------------------------------------------------     Property Type                          Principal Balance
Total                                                    100.00%      Condo                                                  3.99
                                                                      Duplex                                                 2.11
                                                                      Single Family                                         93.91
                                             % of Aggregate           ------------------------------------------------------------
Loan Purpose                                Principal Balance         Total                                               100.00%
Cash Out                                                   54.13
Purchase                                                   32.57
Refinance - Rate/Term                                      13.30                                               % of Aggregate
-----------------------------------------------------------------     Prepayment Penalty Status              Principal Balance
Total                                                    100.00%      Loans with Prepayment Penalty                         81.54
                                                                      Loans without Prepayment Penalty                      18.46
                                                                      ------------------------------------------------------------
                                             % of Aggregate           Total                                               100.00%
Occupancy Status                            Principal Balance
Investment Non-Owner                                        0.86
Primary                                                    98.25                                               % of Aggregate
Secondary                                                   0.90      Year of Origination                    Principal Balance
-----------------------------------------------------------------     2002                                                   1.51
Total                                                    100.00%      2003                                                  98.49
                                                                      ------------------------------------------------------------
                                                                      Total                                               100.00%
                                             % of Aggregate
Documentation Type                          Principal Balance
Alt Doc                                                     4.14
Full Doc                                                   78.76
Lite Doc                                                    0.00
Stated Income                                              17.10
-----------------------------------------------------------------
Total                                                    100.00%


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                                       49

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                            GROUP IIB MORTGAGE LOANS

                                                       Minimum                      Maximum                         Weighted Average
                                                       -------                      -------                         ----------------
Margin                                                  4.950%                      10.590%                                   6.619%
Maximum Mortgage Rate                                  10.950%                      16.990%                                  13.543%
Minimum Mortgage Rate                                   5.240%                      10.500%                                   7.266%
Initial Rate Cap                                        1.500%                       3.000%                                   2.872%
Periodic Rate Cap                                       1.000%                       1.500%                                   1.152%
Months to Next Adjustment                                    7                           35                                       22


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                                       50

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                            GROUP IIB MORTGAGE LOANS

                                                                                                 Percent of
                                                 Number of                Aggregate              Aggregate
Mortgage Rate (%)                              Mortgage Loans         Principal Balance      Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
 5.001 to  5.500                                              2              $845,605.95                  1.56%
 5.501 to  6.000                                              6             2,327,361.90                   4.29
 6.001 to  6.500                                             22             6,933,008.79                  12.78
 6.501 to  7.000                                             43            15,117,376.44                  27.86
 7.001 to  7.500                                             44            12,187,424.40                  22.46
 7.501 to  8.000                                             51             9,433,123.34                  17.39
 8.001 to  8.500                                             27             4,733,467.60                   8.72
 8.501 to  9.000                                             15             1,875,260.70                   3.46
 9.001 to  9.500                                              3               218,456.44                   0.40
 9.501 to 10.000                                              4               513,740.99                   0.95
10.001 to 10.500                                              1                71,633.52                   0.13
----------------------------------------     -------------------     --------------------    -------------------
Total                                                       218           $54,256,460.07                100.00%
========================================     ===================     ====================    ===================



                                                                                                 Percent of
                                                  Number of                Aggregate              Aggregate
Combined Loan-to-Value Ratio                   Mortgage Loans         Principal Balance       Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
40.01 to   45.00                                              1              $149,663.94                  0.28%
45.01 to   50.00                                              1                64,775.77                   0.12
50.01 to   55.00                                              1               137,813.82                   0.25
55.01 to   60.00                                              4               387,885.57                   0.71
60.01 to   65.00                                              4               991,842.21                   1.83
65.01 to   70.00                                              4               940,211.17                   1.73
70.01 to   75.00                                             11             1,854,680.65                   3.42
75.01 to   80.00                                             36             9,932,356.46                  18.31
80.01 to   85.00                                             47             8,325,182.27                  15.34
85.01 to   90.00                                             45            14,337,275.97                  26.43
90.01 to   95.00                                             22             6,128,477.73                  11.30
95.01 to 100.00                                              42            11,006,294.51                  20.29
----------------------------------------     -------------------     --------------------    -------------------
Total                                                       218           $54,256,460.07                100.00%
========================================     ===================     ====================    ===================


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                                       51

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                            GROUP IIB MORTGAGE LOANS

                                                                                               Percent of
                                                 Number of                Aggregate             Aggregate
Cut-Off Date Principal Balance ($)             Mortgage Loans         Principal Balance       Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
 25,000.01 to  50,000.00                                      1               $49,893.23                  0.09%
 50,000.01 to  75,000.00                                     17             1,077,949.87                   1.99
 75,000.01 to 100,000.00                                     24             2,098,716.93                   3.87
100,000.01 to 125,000.00                                     20             2,227,559.59                   4.11
125,000.01 to 150,000.00                                     19             2,699,145.55                   4.97
150,000.01 to 175,000.00                                      6               949,502.44                   1.75
175,000.01 to 200,000.00                                     11             2,035,173.57                   3.75
200,000.01 to 225,000.00                                      5             1,072,849.64                   1.98
225,000.01 to 250,000.00                                      2               476,344.80                   0.88
250,000.01 to 275,000.00                                      3               799,115.74                   1.47
275,000.01 to 300,000.00                                      3               868,431.49                   1.60
300,000.01 to 325,000.00                                      2               646,365.98                   1.19
325,000.01 to 350,000.00                                     37            12,536,054.45                  23.11
350,000.01 to 375,000.00                                     28            10,123,602.78                  18.66
375,000.01 to 400,000.00                                     19             7,337,686.43                  13.52
400,000.01 to 425,000.00                                      8             3,261,775.32                   6.01
425,000.01 to 450,000.00                                      5             2,183,244.16                   4.02
450,000.01 to 475,000.00                                      4             1,841,210.63                   3.39
475,000.01 to 500,000.00                                      4             1,971,837.47                   3.63
----------------------------------------     -------------------     --------------------    -------------------
Total                                                       218           $54,256,460.07                100.00%
========================================     ===================     ====================    ===================



                                                                                                Percent of
                                                 Number of                Aggregate             Aggregate
Prepayment Penalty Period (Months)            Mortgage Loans         Principal Balance       Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
No Prepayment Penalty                                        31           $10,015,835.78                 18.46%
 6                                                            1               360,627.19                   0.66
12                                                           21             6,743,124.05                  12.43
24                                                           99            24,567,881.91                  45.28
30                                                            2               730,138.31                   1.35
36                                                           56            10,344,486.95                  19.07
48                                                            1                98,026.99                   0.18
60                                                            7             1,396,338.89                   2.57
----------------------------------------     -------------------     --------------------    -------------------
Total                                                       218           $54,256,460.07                100.00%
========================================     ===================     ====================    ===================


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                                       52

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                            GROUP IIB MORTGAGE LOANS

                                                                                                Percent of
                                                 Number of                Aggregate              Aggregate
Remaining Term to Maturity (Months)            Mortgage Loans         Principal Balance      Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
337 to 348                                                    1               $80,119.67                  0.15%
349 to 360                                                  217            54,176,340.40                  99.85
----------------------------------------     -------------------     --------------------    -------------------
Total                                                       218           $54,256,460.07                100.00%
========================================     ===================     ====================    ===================



                                                                                                Percent of
                                                 Number of                Aggregate              Aggregate
Seasoning (Months)                             Mortgage Loans         Principal Balance      Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
 0                                                            8            $3,105,450.00                  5.72%
 1 to 12                                                    209            51,070,890.40                  94.13
13 to 24                                                      1                80,119.67                   0.15
----------------------------------------     -------------------     --------------------    -------------------
Total                                                       218           $54,256,460.07                100.00%
========================================     ===================     ====================    ===================



                                                                                               Percent of
                                                  Number of                Aggregate             Aggregate
Credit Grade                                   Mortgage Loans         Principal Balance      Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
A                                                           138           $41,144,885.48                 75.83%
B                                                            38             7,382,032.39                  13.61
C                                                            42             5,729,542.20                  10.56
----------------------------------------     -------------------     --------------------    -------------------
Total                                                       218           $54,256,460.07                100.00%
========================================     ===================     ====================    ===================



                                                                                                Percent of
                                                  Number of                Aggregate            Aggregate
FICO Score                                     Mortgage Loans         Principal Balance      Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
526 to 550                                                   24            $2,979,187.88                  5.49%
551 to 575                                                   30             4,835,624.46                   8.91
576 to 600                                                   35             7,671,535.81                  14.14
601 to 625                                                   35            10,248,299.23                  18.89
626 to 650                                                   36            10,657,951.66                  19.64
651 to 675                                                   27             7,985,847.24                  14.72
676 to 700                                                   12             3,846,644.29                   7.09
701 to 725                                                    4             1,263,609.30                   2.33
726 to 750                                                    7             2,011,921.88                   3.71
751 to 775                                                    7             2,324,806.97                   4.28
801 to 825                                                    1               431,031.35                   0.79
----------------------------------------     -------------------     --------------------    -------------------
Total                                                       218           $54,256,460.07                100.00%
========================================     ===================     ====================    ===================

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                                       53

Subject to Revision - Computational Materials Dated October 15, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                            GROUP IIB MORTGAGE LOANS

                                                                                                Percent of
                                                 Number of                Aggregate              Aggregate
Geographic Location                            Mortgage Loans         Principal Balance      Principal Balance
----------------------------------------     -------------------     --------------------    -------------------
California                                                   47           $16,078,990.81                 29.64%
Michigan                                                     26             4,407,236.95                   8.12
New Jersey                                                   11             3,886,104.34                   7.16
Illinois                                                     21             3,853,156.45                   7.10
Minnesota                                                    11             2,938,000.21                   5.42
Virginia                                                     11             2,870,312.76                   5.29
North Carolina                                                7             2,218,955.68                   4.09
Wisconsin                                                    10             1,990,869.71                   3.67
Connecticut                                                   6             1,530,994.62                   2.82
Pennsylvania                                                  7             1,428,132.97                   2.63
Florida                                                       7             1,222,036.00                   2.25
Maryland                                                      6             1,136,251.40                   2.09
Missouri                                                      4             1,099,746.78                   2.03
Kentucky                                                      5             1,013,770.14                   1.87
New York                                                      3             1,015,651.22                   1.87
New Hampshire                                                 3               856,011.37                   1.58
Kansas                                                        2               844,429.77                   1.56
Indiana                                                       5               823,723.65                   1.52
Ohio                                                          6               782,390.77                   1.44
Colorado                                                      2               706,841.27                   1.30
Nevada                                                        3               640,300.67                   1.18
Georgia                                                       2               540,013.41                   1.00
Tennessee                                                     2               482,730.76                   0.89
New Mexico                                                    1               451,219.49                   0.83
Washington                                                    3               387,577.82                   0.71
Arizona                                                       2               380,219.76                   0.70
Massachusetts                                                 1               346,861.41                   0.64
South Carolina                                                1                97,955.94                   0.18
Iowa                                                          1                91,882.26                   0.17
Wyoming                                                       1                80,119.67                   0.15
South Dakota                                                  1                53,972.01                   0.10
----------------------------------------     -------------------     --------------------    -------------------
Total                                                       218           $54,256,460.07                100.00%
========================================     ===================     ====================    ===================


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                                       54

Subject to Revision - Computational Materials Dated October 15, 2003

                             BOND SUMMARY (to Call)
                             ----------------------

Class AF-6
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                     50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                6.91        6.34        5.95        5.52        3.97        2.18        1.68
Modified Duration (years)           5.74        5.34        5.07        4.76        3.53        2.03        1.58
First Principal Payment           11/25/06    11/25/06     3/25/07     9/25/07     7/25/06    10/25/05     5/25/05
Last Principal Payment             4/25/13    12/25/12    12/25/11     3/25/10     1/25/09     3/25/06     8/25/05
Principal Lockout (months)           36          36          40          46          32          23          18
Principal Window (months)            78          74          58          31          31          6           4

Class AF-1
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                     50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                1.56        1.12        0.89        0.75        0.65        0.52        0.44
Modified Duration (years)           1.53        1.11        0.88        0.74        0.64        0.52        0.44
First Principal Payment           11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
Last Principal Payment             2/25/07     2/25/06     7/25/05     3/25/05     1/25/05     9/25/04     7/25/04
Principal Lockout (months)           -           -           -           -           -           -           -
Principal Window (months)            40          28          21          17          15          11          9

Class AF-2
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                     50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                3.85        2.62        2.00        1.61        1.35        1.03        0.84
Modified Duration (years)           3.62        2.50        1.92        1.56        1.31        1.01        0.82
First Principal Payment           2/25/07     2/25/06     7/25/05     3/25/05     1/25/05     9/25/04     7/25/04
Last Principal Payment            3/25/08    10/25/06     1/25/06     8/25/05     4/25/05    12/25/04     9/25/04
Principal Lockout (months)          39          27          20          16          14          10          8
Principal Window (months)           14          9           7           6           4           4           3

Class AF-3
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                6.72        4.20        3.00        2.25        1.87        1.38        1.10
Modified Duration (years)           5.89        3.85        2.81        2.14        1.78        1.33        1.06
First Principal Payment           3/25/08    10/25/06     1/25/06     8/25/05     4/25/05    12/25/04     9/25/04
Last Principal Payment            6/25/14     1/25/10     2/25/08     7/25/06     1/25/06     6/25/05     2/25/05
Principal Lockout (months)          52          35          26          21          17          13          10
Principal Window (months)           76          40          26          12          10          7           6

Class AF-4
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                11.86       7.81        5.01        3.10        2.41        1.75        1.37
Modified Duration (years)            8.99        6.43        4.39        2.83        2.24        1.65        1.30
First Principal Payment            6/25/14     1/25/10     2/25/08     7/25/06     1/25/06     6/25/05     2/25/05
Last Principal Payment             1/25/17     4/25/13     9/25/09    12/25/07     5/25/06     8/25/05     3/25/05
Principal Lockout (months)           127         74          51          32          26          19          15
Principal Window (months)             32          40          20          18          5           3           2

Class AF-5
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                      50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                13.86       10.23       7.25        4.62        2.65        1.93        1.49
Modified Duration (years)            9.44        7.62        5.81        3.97        2.40        1.78        1.40
First Principal Payment            1/25/17     4/25/13     9/25/09    12/25/07     5/25/06     8/25/05     3/25/05
Last Principal Payment             7/25/18     8/25/14    12/25/11     2/25/09     7/25/06    10/25/05     5/25/05
Principal Lockout (months)           158         113         70          49          30          21          16
Principal Window (months)             19          17          28          15          3           3           3

*Modified duration calculated assuming a price of 100.00%.

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                                       55

Subject to Revision - Computational Materials Dated October 15, 2003

                             BOND SUMMARY (to Call)
                             ----------------------

Class AV-1
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                      50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                5.86        4.02        2.95        2.23        1.70        0.99        0.71
Modified Duration (years)           5.40        3.78        2.81        2.14        1.65        0.98        0.70
First Principal Payment           11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
Last Principal Payment            10/25/18     8/25/14    12/25/11     3/25/10     1/25/09     6/25/06    10/25/05
Principal Lockout (months)           -           -           -           -           -           -           -
Principal Window (months)           180         130         98          77          63          32          24

Class AV-2
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                5.86        4.02        2.95        2.23        1.70        0.99        0.71
Modified Duration (years)           5.39        3.78        2.81        2.14        1.65        0.98        0.70
First Principal Payment           11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
Last Principal Payment            10/25/18     8/25/14    12/25/11     3/25/10     1/25/09     6/25/06    10/25/05
Principal Lockout (months)           -           -           -           -           -           -           -
Principal Window (months)           180         130         98          77          63          32          24

Class M-1
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)               10.18       7.13        5.41        4.63        4.49        3.57        2.62
Modified Duration (years)           7.57        5.72        4.55        4.00        3.91        3.18        2.40
First Principal Payment          10/25/08     3/25/07     1/25/07     4/25/07     8/25/07     6/25/06    10/25/05
Last Principal Payment           10/25/18     8/25/14    12/25/11     3/25/10     1/25/09     6/25/07     7/25/06
Principal Lockout (months)          59          40          38          41          45          31          23
Principal Window (months)          121         90          60          36          18          13          10

Class M-2
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)               10.18       7.13        5.39        4.49        4.09        3.57        2.68
Modified Duration (years)           7.34        5.58        4.45        3.83        3.54        3.15        2.42
First Principal Payment           10/25/08     3/25/07    12/25/06     1/25/07     3/25/07     2/25/07     4/25/06
Last Principal Payment            10/25/18     8/25/14    12/25/11     3/25/10     1/25/09     6/25/07     7/25/06
Principal Lockout (months)           59          40          37          38          40          39          29
Principal Window (months)            121         90          61          39          23          5           4

Class M-3
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                     50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                10.18       7.13        5.39        4.44        3.96        3.32        2.50
Modified Duration (years)            7.21        5.50        4.40        3.75        3.41        2.93        2.25
First Principal Payment            10/25/08     3/25/07    11/25/06     1/25/07     2/25/07    12/25/06     3/25/06
Last Principal Payment             10/25/18     8/25/14    12/25/11     3/25/10     1/25/09     6/25/07     7/25/06
Principal Lockout (months)            59          40          36          38          39          37          28
Principal Window (months)             121         90          62          39          24          7           5

Class M-4
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                      50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)               10.18       7.13        5.38        4.43        3.92        3.23        2.42
Modified Duration (years)           7.09        5.43        4.34        3.71        3.35        2.84        2.18
First Principal Payment           10/25/08     3/25/07    11/25/06    12/25/06     1/25/07    11/25/06     2/25/06
Last Principal Payment            10/25/18     8/25/14    12/25/11     3/25/10     1/25/09     6/25/07     7/25/06
Principal Lockout (months)           59          40          36          37          38          36          27
Principal Window (months)            121         90          62          40          25          8           6

*Modified duration calculated assuming a price of 100.00%.

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                                       56

Subject to Revision - Computational Materials Dated October 15, 2003

                             BOND SUMMARY (to Call)
                             ----------------------

Class B-1
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                     50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                1.43        1.52        1.65        1.84        2.14        2.74        2.13
Modified Duration (years)           1.36        1.45        1.57        1.74        2.01        2.55        2.00
First Principal Payment            1/25/05     2/25/05     3/25/05     5/25/05     7/25/05     7/25/06    11/25/05
Last Principal Payment             5/25/05     7/25/05     9/25/05    12/25/05     5/25/06     7/25/06    12/25/05
Principal Lockout (months)           14          15          16          18          20          32          24
Principal Window (months)             5           6           7           8           11          1           2

Class B-2
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                      50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                1.11        1.16        1.23        1.31        1.44        1.98        2.07
Modified Duration (years)           1.04        1.09        1.15        1.23        1.34        1.81        1.89
First Principal Payment           10/25/04    10/25/04    11/25/04    11/25/04    12/25/04     3/25/05    11/25/05
Last Principal Payment             1/25/05     2/25/05     3/25/05     5/25/05     7/25/05     7/25/06    11/25/05
Principal Lockout (months)           11          11          12          12          13          16          24
Principal Window (months)             4           5           5           7           8           17          1

*Modified duration calculated assuming a price of 100.00%.

--------------------------------------------------------------------------------
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                                       57

Subject to Revision - Computational Materials Dated October 15, 2003

                           BOND SUMMARY (to Maturity)
                           --------------------------

Class AF-6
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                     50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                6.91        6.34        5.95        5.57        4.06        2.18        1.68
Modified Duration (years)           5.74        5.34        5.07        4.80        3.60        2.03        1.58
First Principal Payment           11/25/06    11/25/06     3/25/07     9/25/07     7/25/06    10/25/05     5/25/05
Last Principal Payment             4/25/13    12/25/12     3/25/12    10/25/10    10/25/09     3/25/06     8/25/05
Principal Lockout (months)           36          36          40          46          32          23          18
Principal Window (months)            78          74          61          38          40          6           4

Class AF-1
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                     50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                1.56        1.12        0.89        0.75        0.65        0.52        0.44
Modified Duration (years)           1.53        1.11        0.88        0.74        0.64        0.52        0.44
First Principal Payment           11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
Last Principal Payment             2/25/07     2/25/06     7/25/05     3/25/05     1/25/05     9/25/04     7/25/04
Principal Lockout (months)           -           -           -           -           -           -           -
Principal Window (months)            40          28          21          17          15          11          9

Class AF-2
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                     50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                3.85        2.62        2.00        1.61        1.35        1.03        0.84
Modified Duration (years)           3.62        2.50        1.92        1.56        1.31        1.01        0.82
First Principal Payment           2/25/07     2/25/06     7/25/05     3/25/05     1/25/05     9/25/04     7/25/04
Last Principal Payment            3/25/08    10/25/06     1/25/06     8/25/05     4/25/05    12/25/04     9/25/04
Principal Lockout (months)          39          27          20          16          14          10          8
Principal Window (months)           14          9           7           6           4           4           3

Class AF-3
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)               6.72        4.20        3.00        2.25        1.87        1.38        1.10
Modified Duration (years)          5.89        3.85        2.81        2.14        1.78        1.33        1.06
First Principal Payment          3/25/08    10/25/06     1/25/06     8/25/05     4/25/05    12/25/04     9/25/04
Last Principal Payment           6/25/14     1/25/10     2/25/08     7/25/06     1/25/06     6/25/05     2/25/05
Principal Lockout (months)          52          35          26          21          17          13          10
Principal Window (months)           76          40          26          12          10          7           6

Class AF-4
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                   50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)              11.86       7.81        5.01        3.10        2.41        1.75        1.37
Modified Duration (years)          8.99        6.43        4.39        2.83        2.24        1.65        1.30
First Principal Payment          6/25/14     1/25/10     2/25/08     7/25/06     1/25/06     6/25/05     2/25/05
Last Principal Payment           1/25/17     4/25/13     9/25/09    12/25/07     5/25/06     8/25/05     3/25/05
Principal Lockout (months)         127         74          51          32          26          19          15
Principal Window (months)           32          40          20          18          5           3           2

Class AF-5
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)               13.86       10.26       7.31        4.62        2.65        1.93        1.49
Modified Duration (years)           9.44        7.63        5.85        3.97        2.40        1.78        1.40
First Principal Payment           1/25/17     4/25/13     9/25/09    12/25/07     5/25/06     8/25/05     3/25/05
Last Principal Payment            7/25/18    12/25/14     5/25/12     2/25/09     7/25/06    10/25/05     5/25/05
Principal Lockout (months)         158         113         70          49          30          21          16
Principal Window (months)           19          21          33          15          3           3           3

    *Modified duration calculated assuming a price of 100.00%.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 15, 2003

                           BOND SUMMARY (to Maturity)
                           --------------------------

Class AV-1
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                6.68        4.68        3.48        2.66        2.04        0.99        0.71
Modified Duration (years)           6.02        4.32        3.27        2.53        1.96        0.98        0.70
First Principal Payment          11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
Last Principal Payment            3/25/31     6/25/26     9/25/21     2/25/18    10/25/15     6/25/06    10/25/05
Principal Lockout (months)          -           -           -           -           -           -           -
Principal Window (months)          329         272         215         172         144         32          24

Class AV-2
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                6.68        4.68        3.48        2.66        2.04        0.99        0.71
Modified Duration (years)           6.02        4.32        3.27        2.52        1.96        0.98        0.70
First Principal Payment           11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03    11/25/03
Last Principal Payment             3/25/31     6/25/26     9/25/21     2/25/18    10/25/15     6/25/06    10/25/05
Principal Lockout (months)           -           -           -           -           -           -           -
Principal Window (months)           329         272         215         172         144         32          24

Class M-1
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)               11.07       7.83        5.98        5.09        4.87        5.20        3.77
Modified Duration (years)           7.93        6.07        4.89        4.30        4.18        4.42        3.32
First Principal Payment           10/25/08     3/25/07     1/25/07     4/25/07     8/25/07     6/25/06    10/25/05
Last Principal Payment             8/25/28    12/25/22     8/25/18    10/25/15     8/25/13     4/25/12     1/25/10
Principal Lockout (months)           59          40          38          41          45          31          23
Principal Window (months)           239         190         140         103         73          71          52

Class M-2
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)               11.00       7.76        5.91        4.91        4.43        3.88        2.91
Modified Duration (years)           7.64        5.88        4.74        4.09        3.77        3.38        2.61
First Principal Payment           10/25/08     3/25/07    12/25/06     1/25/07     3/25/07     2/25/07     4/25/06
Last Principal Payment             2/25/27     5/25/21     6/25/17     9/25/14     9/25/12     2/25/10     6/25/08
Principal Lockout (months)           59          40          37          38          40          39          29
Principal Window (months)           221         171         127         93          67          37          27

Class M-3
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)               10.91       7.67        5.84        4.81        4.25        3.54        2.65
Modified Duration (years)           7.46        5.76        4.65        3.98        3.61        3.09        2.37
First Principal Payment           10/25/08     3/25/07    11/25/06     1/25/07     2/25/07    12/25/06     3/25/06
Last Principal Payment             2/25/25     6/25/19    12/25/15     6/25/13     9/25/11     5/25/09    11/25/07
Principal Lockout (months)           59          40          36          38          39          37          28
Principal Window (months)           197         148         110         78          56          30          21

Class M-4
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)               10.83       7.61        5.78        4.75        4.18        3.42        2.55
Modified Duration (years)           7.31        5.65        4.56        3.91        3.53        2.98        2.28
First Principal Payment           10/25/08     3/25/07    11/25/06    12/25/06     1/25/07    11/25/06     2/25/06
Last Principal Payment             2/25/24     7/25/18     4/25/15    11/25/12     3/25/11     1/25/09     8/25/07
Principal Lockout (months)           59          40          36          37          38          36          27
Principal Window (months)           185         137         102         72          51          27          19

    *Modified duration calculated assuming a price of 100.00%.

--------------------------------------------------------------------------------
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         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 15, 2003

                           BOND SUMMARY (to Maturity)
                           --------------------------

Class B-1
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                1.43        1.52        1.65        1.84        2.14        2.74        2.13
Modified Duration (years)           1.36        1.45        1.57        1.74        2.01        2.55        2.00
First Principal Payment            1/25/05     2/25/05     3/25/05     5/25/05     7/25/05     7/25/06    11/25/05
Last Principal Payment             5/25/05     7/25/05     9/25/05    12/25/05     5/25/06     7/25/06    12/25/05
Principal Lockout (months)           14          15          16          18          20          32          24
Principal Window (months)             5           6           7           8           11          1           2

Class B-2
-------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                     50%         75%        100%        125%        150%        200%        250%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                1.11        1.16        1.23        1.31        1.44        1.98        2.07
Modified Duration (years)           1.04        1.09        1.15        1.23        1.34        1.81        1.89
First Principal Payment           10/25/04    10/25/04    11/25/04    11/25/04    12/25/04     3/25/05    11/25/05
Last Principal Payment             1/25/05     2/25/05     3/25/05     5/25/05     7/25/05     7/25/06    11/25/05
Principal Lockout (months)           11          11          12          12          13          16          24
Principal Window (months)             4           5           5           7           8           17          1

                   *Modified duration calculated assuming a price of 100.00%.

--------------------------------------------------------------------------------
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         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 15, 2003

                            Class AV-1 Sensitivity(1)
                            -------------------------


                                   Effective                                  Effective                                Effective
                      Class          Class                         Class        Class                          Class     Class
Period      Date     AV-1 Cap     AV-1 Cap(2) Period     Date    AV-1 Cap    AV-1 Cap(2) Period     Date     AV-1 Cap  AV-1 Cap(2)
------      ----     --------     ----------- ------     ----    --------    ----------- ------     ----     --------  -----------
   1      25-Nov-03   7.71%         14.00%      33    25-Jul-06   10.43%        11.16%     65     25-Mar-09   13.58%     13.58%
   2      25-Dec-03   6.43%         14.00%      34    25-Aug-06   11.28%        11.28%     66     25-Apr-09   12.26%     12.26%
   3      25-Jan-04   6.22%         14.00%      35    25-Sep-06   11.28%        11.28%     67     25-May-09   12.67%     12.67%
   4      25-Feb-04   6.22%         14.00%      36    25-Oct-06   11.71%        11.71%     68     25-Jun-09   12.26%     12.26%
   5      25-Mar-04   6.65%         14.00%      37    25-Nov-06   11.34%        11.34%     69     25-Jul-09   12.67%     12.67%
   6      25-Apr-04   6.22%         14.00%      38    25-Dec-06   11.72%        11.72%     70     25-Aug-09   12.26%     12.26%
   7      25-May-04   6.43%         14.00%      39    25-Jan-07   11.34%        11.34%     71     25-Sep-09   12.26%     12.26%
   8      25-Jun-04   6.22%         14.00%      40    25-Feb-07   11.90%        11.90%     72     25-Oct-09   12.67%     12.67%
   9      25-Jul-04   6.43%         14.00%      41    25-Mar-07   13.17%        13.17%     73     25-Nov-09   12.26%     12.26%
  10      25-Aug-04   6.22%         14.00%      42    25-Apr-07   11.95%        11.95%     74     25-Dec-09   12.67%     12.67%
  11      25-Sep-04   6.22%         14.00%      43    25-May-07   12.35%        12.35%     75     25-Jan-10   12.26%     12.26%
  12      25-Oct-04   6.43%         14.00%      44    25-Jun-07   11.95%        11.95%     76     25-Feb-10   12.26%     12.26%
  13      25-Nov-04   6.22%         14.00%      45    25-Jul-07   12.35%        12.35%     77     25-Mar-10   13.58%     13.58%
  14      25-Dec-04   6.43%         14.00%      46    25-Aug-07   12.17%        12.17%     78     25-Apr-10   12.26%     12.26%
  15      25-Jan-05   6.22%         14.00%      47    25-Sep-07   12.17%        12.17%     79     25-May-10   12.67%     12.67%
  16      25-Feb-05   6.22%         14.00%      48    25-Oct-07   12.60%        12.60%     80     25-Jun-10   12.26%     12.26%
  17      25-Mar-05   6.89%         14.00%      49    25-Nov-07   12.20%        12.20%     81     25-Jul-10   12.67%     12.67%
  18      25-Apr-05   6.25%         14.00%      50    25-Dec-07   12.60%        12.60%     82     25-Aug-10   12.26%     12.26%
  19      25-May-05   6.46%         14.00%      51    25-Jan-08   12.20%        12.20%     83     25-Sep-10   12.26%     12.26%
  20      25-Jun-05   6.25%         14.00%      52    25-Feb-08   12.23%        12.23%     84     25-Oct-10   12.67%     12.67%
  21      25-Jul-05   6.46%         14.00%      53    25-Mar-08   13.08%        13.08%     85     25-Nov-10   12.26%     12.26%
  22      25-Aug-05   8.93%         10.01%      54    25-Apr-08   12.25%        12.25%     86     25-Dec-10   12.67%     12.67%
  23      25-Sep-05   8.93%         10.01%      55    25-May-08   12.66%        12.66%     87     25-Jan-11   12.26%     12.26%
  24      25-Oct-05   9.26%         10.34%      56    25-Jun-08   12.25%        12.25%     88     25-Feb-11   12.26%     12.26%
  25      25-Nov-05   8.96%         10.05%      57    25-Jul-08   12.66%        12.66%     89     25-Mar-11   13.58%     13.58%
  26      25-Dec-05   9.26%         10.35%      58    25-Aug-08   12.26%        12.26%     90     25-Apr-11   12.26%     12.26%
  27      25-Jan-06   8.96%         10.05%      59    25-Sep-08   12.26%        12.26%     91     25-May-11   12.67%     12.67%
  28      25-Feb-06   10.03%        11.13%      60    25-Oct-08   12.67%        12.67%     92     25-Jun-11   12.26%     12.26%
  29      25-Mar-06   11.11%        12.20%      61    25-Nov-08   12.26%        12.26%     93     25-Jul-11   12.67%     12.67%
  30      25-Apr-06   10.09%        10.83%      62    25-Dec-08   12.67%        12.67%     94     25-Aug-11   12.26%     12.26%
  31      25-May-06   10.43%        11.16%      63    25-Jan-09   12.26%        12.26%     95     25-Sep-11   12.26%     12.26%
  32      25-Jun-06   10.09%        10.82%      64    25-Feb-09   12.26%        12.26%     96     25-Oct-11   12.67%     12.67%
                                                                                           97     25-Nov-11   12.26%     12.26%
                                                                                           98     25-Dec-11   12.67%     12.67%
                                                                                           99     25-Jan-12   12.26%     12.26%


(1) Assumes there are no losses and no delinquencies on the mortgage loans, the fixed rate and adjustable rate mortgage loans prepay at the related pricing speed, One-Month LIBOR is constant at 20.00% and Six-Month LIBOR is constant at 20.00%.

(2) Assumes amounts available to the Class AV-1 Certificates from payments made under the Yield Maintenance Agreement for the benefit of the Class AV-1 Certificates have been taken into account.

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                                       61

Subject to Revision - Computational Materials Dated October 15, 2003

                            Class AV-2 Sensitivity(1)
                            -------------------------


                              Effective                                       Effective                                  Effective
                     Class      Class                               Class       Class                           Class      Class
Period     Date    AV-2 Cap  AV-2 Cap(2)     Period      Date      AV-2 Cap  AV-2 Cap(2)  Period     Date     AV-2 Cap  AV-2 Cap(2)
------     ----    --------  -----------     ------      ----      --------  -----------  ------     ----     --------  -----------
  1      25-Nov-03   7.73%      14.00%         33     25-Jul-06     10.20%      11.59%      65     25-Mar-09   13.63%     13.63%
  2      25-Dec-03   6.44%      14.00%         34     25-Aug-06     10.68%      10.68%      66     25-Apr-09   12.31%     12.31%
  3      25-Jan-04   6.23%      14.00%         35     25-Sep-06     11.04%      11.04%      67     25-May-09   12.72%     12.72%
  4      25-Feb-04   6.23%      14.00%         36     25-Oct-06     11.46%      11.46%      68     25-Jun-09   12.31%     12.31%
  5      25-Mar-04   6.66%      14.00%         37     25-Nov-06     11.10%      11.10%      69     25-Jul-09   12.72%     12.72%
  6      25-Apr-04   6.23%      14.00%         38     25-Dec-06     11.49%      11.49%      70     25-Aug-09   12.31%     12.31%
  7      25-May-04   6.44%      14.00%         39     25-Jan-07     11.12%      11.12%      71     25-Sep-09   12.31%     12.31%
  8      25-Jun-04   6.23%      14.00%         40     25-Feb-07     11.79%      11.79%      72     25-Oct-09   12.72%     12.72%
  9      25-Jul-04   6.44%      14.00%         41     25-Mar-07     13.05%      13.05%      73     25-Nov-09   12.31%     12.31%
  10     25-Aug-04   6.23%      14.00%         42     25-Apr-07     11.84%      11.84%      74     25-Dec-09   12.72%     12.72%
  11     25-Sep-04   6.23%      14.00%         43     25-May-07     12.25%      12.25%      75     25-Jan-10   12.31%     12.31%
  12     25-Oct-04   6.44%      14.00%         44     25-Jun-07     11.87%      11.87%      76     25-Feb-10   12.31%     12.31%
  13     25-Nov-04   6.23%      14.00%         45     25-Jul-07     12.26%      12.26%      77     25-Mar-10   13.63%     13.63%
  14     25-Dec-04   6.44%      14.00%         46     25-Aug-07     12.10%      12.10%      78     25-Apr-10   12.31%     12.31%
  15     25-Jan-05   6.23%      14.00%         47     25-Sep-07     12.10%      12.10%      79     25-May-10   12.72%     12.72%
  16     25-Feb-05   6.23%      14.00%         48     25-Oct-07     12.56%      12.56%      80     25-Jun-10   12.31%     12.31%
  17     25-Mar-05   6.90%      14.00%         49     25-Nov-07     12.16%      12.16%      81     25-Jul-10   12.72%     12.72%
  18     25-Apr-05   6.23%      14.00%         50     25-Dec-07     12.57%      12.57%      82     25-Aug-10   12.31%     12.31%
  19     25-May-05   6.46%      14.00%         51     25-Jan-08     12.16%      12.16%      83     25-Sep-10   12.31%     12.31%
  20     25-Jun-05   6.27%      14.00%         52     25-Feb-08     12.23%      12.23%      84     25-Oct-10   12.72%     12.72%
  21     25-Jul-05   6.48%      14.00%         53     25-Mar-08     13.07%      13.07%      85     25-Nov-10   12.31%     12.31%
  22     25-Aug-05   8.07%      14.00%         54     25-Apr-08     12.27%      12.27%      86     25-Dec-10   12.72%     12.72%
  23     25-Sep-05   8.80%      10.84%         55     25-May-08     12.67%      12.67%      87     25-Jan-11   12.31%     12.31%
  24     25-Oct-05   9.09%      11.14%         56     25-Jun-08     12.27%      12.27%      88     25-Feb-11   12.31%     12.31%
  25     25-Nov-05   8.81%      10.86%         57     25-Jul-08     12.67%      12.67%      89     25-Mar-11   13.63%     13.63%
  26     25-Dec-05   9.12%      11.18%         58     25-Aug-08     12.31%      12.31%      90     25-Apr-11   12.31%     12.31%
  27     25-Jan-06   8.83%      10.89%         59     25-Sep-08     12.31%      12.31%      91     25-May-11   12.72%     12.72%
  28     25-Feb-06   9.43%      11.49%         60     25-Oct-08     12.72%      12.72%      92     25-Jun-11   12.31%     12.31%
  29     25-Mar-06  10.84%      12.91%         61     25-Nov-08     12.31%      12.31%      93     25-Jul-11   12.72%     12.72%
  30     25-Apr-06   9.84%      11.22%         62     25-Dec-08     12.72%      12.72%      94     25-Aug-11   12.31%     12.31%
  31     25-May-06  10.18%      11.56%         63     25-Jan-09     12.31%      12.31%      95     25-Sep-11   12.31%     12.31%
  32     25-Jun-06   9.87%      11.25%         64     25-Feb-09     12.31%      12.31%      96     25-Oct-11   12.72%     12.72%
                                                                                            97     25-Nov-11   12.31%     12.31%
                                                                                            98     25-Dec-11   12.72%     12.72%
                                                                                            99     25-Jan-12   12.31%     12.31%

(1) Assumes there are no losses and no delinquencies on the mortgage loans, the fixed rate and adjustable rate mortgage loans prepay at the related pricing speed, One-Month LIBOR is constant at 20.00% and Six-Month LIBOR is constant at 20.00%.

(2) Assumes amounts available to the Class AV-2 Certificates from payments made under the Yield Maintenance Agreement for the benefit of the Class AV-2 Certificates have been taken into account.

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